UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Lucid Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Fee previously paid with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LUCID

2022 Annual Report
2023 Proxy Statement

LUCID
Sapphire

Letter to
Stockholders
Peter Rawlinson
Chief Executive Officer &
Chief Technology Officer
Dear Shareholders,
I wish to thank you for your continued support of our company as we play a leading role in the transition towards sustainable mobility. We are proud to have a strong and engaged shareholder base and we continue to work diligently to create long-term value for all our stakeholders.
2022 was a seminal year for Lucid Group. We accelerated the fulfillment of our enduring mission to inspire the adoption of sustainable energy by not only building zero-emission cars, but by delivering zero-emission cars in significant volume that make the best use of the world’s resources through our advanced technology and design. We’ll continue focusing on innovation and bringing the best products we believe anyone has ever seen to market to delight our customers and to make a difference in the world for generations to come.
In 2023, we will amplify our message across a broader audience to expand awareness of our products and our mission while, at the same time, continuing our focus on strong capital discipline.
I would like to leave you with a message of restless optimism for the year ahead. We have what we view as the very best car imaginable in production today, a view substantiated with countless reviews and accolades. We will be ramping up in key new international markets, producing with quality in volume, and will have more attainable versions of Air arriving very soon. Truly landmark products are also on their way in Sapphire and Gravity, supported by a technology roadmap to keep us clearly ahead of the competition.
Thank you for joining us on this journey to a sustainable future. I am sincerely grateful to everyone at Lucid for the work they do each and every day — and to our shareholders for their trust and investment in our company.
Sincerely,
Peter Rawlinson
Chief Executive Officer and
Chief Technology Officer

Lucid Group, Inc.
Notice of Annual Meeting of Stockholders
to Be Held on April 24, 2023
March 13, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Lucid Group, Inc., a Delaware corporation (“we,” “us,” “Lucid Group,” “Lucid” or the “Company”). The Annual Meeting will be held virtually on April 24, 2023 at 9:00 a.m. (Pacific Time), to consider and vote on the following proposals:
1.
To elect the nine nominees to serve as directors, to hold office until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

2.
To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
To approve, on an advisory basis, the compensation for our named executive officers;

4.
To approve the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan;

5.
To approve the amendment and restatement of the Company’s current certificate of incorporation (the “Third Amended and Restated Certificate of Incorporation”); and

6.
To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”).
The record date for the Annual Meeting is February 28, 2023 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof. You will be able to attend the Annual Meeting remotely by registering at www.proxydocs.com/LCID. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on
April 24, 2023 at 9:00 a.m. (Pacific Time)
via the internet at www.proxydocs.com/LCID
The Proxy Statement and annual report to stockholders are available at: www.proxydocs.com/LCID.
We have determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see the Questions and Answers section below. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the internet.

In the event of an adjournment, postponement or emergency that may change the Annual Meeting’s time or date, we will make an announcement, issue a press release or post information at www.lucidmotors.com to notify stockholders, as appropriate. If you have any questions or need assistance in voting your shares, please write to Lucid Investor Relations at 7373 Gateway Boulevard, Newark, CA 94560 or by email at investor@lucidmotors.com.
By Order of the Board of Directors
Jonathan Butler
General Counsel & Secretary
Newark, California
ALL STOCKHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE ANNUAL MEETING.

Questions and Answers About These Proxy Materials and Voting
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about March 13, 2023.
Why are you having a virtual annual meeting?
We believe that a virtual Annual Meeting allows for participation by a broader group of stockholders, reduces the costs to stockholders associated with holding an in-person meeting, and is the best option for ensuring the health and safety of the participants in light of ongoing COVID-19.
How can I attend a virtual annual meeting?
The Annual Meeting will be held on April 24, 2023 at 9:00 a.m. (Pacific Time) via live webcast.
Only stockholders of record and beneficial owners of shares of our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on February 28, 2023, the Record Date, may participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.
In order to attend the Annual Meeting, you must register at www.proxydocs.com/LCID. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Proxy Availability Notice. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. If you are having trouble registering online, please use the link “Having trouble registering” at the bottom of the registration page to access the FAQ or email DSMSupport@mediantonline.com.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
Can I ask questions at the virtual Annual Meeting?
Stockholders of record and beneficial owners of our Common Stock as of our Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual Meeting by registering at www.proxydocs.com/LCID. In both cases, stockholders must have available their control number provided on their proxy card, voting instruction form, or Proxy Availability Notice.
What does it mean if I receive more than one Proxy Availability Notice?
If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Proxy Availability Notice, by mail on or after March 13, 2023.
2023 Proxy Statement	1

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date of February 28, 2023 will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,830,567,766 shares of Common Stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on February 28, 2023, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How do I vote?”) or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If, on February 28, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may attend and vote at the Annual Meeting by registering as instructed above (see “How can I attend a virtual annual meeting?”).
What am I voting on?
There are five matters scheduled for a vote:
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Election of directors;

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Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

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Approval, on an advisory basis, of the compensation of our named executive officers;

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Approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan; and

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Approval of the Third Amended and Restated Certificate of Incorporation.

What if another matter is properly brought before the Annual Meeting?
Our Board of Directors (the “Board” or the “Board of Directors”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:
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“For” the election of each of the nominees for director;

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“For” the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

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“For” the approval, on an advisory basis, of the compensation of our named executive officers;

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“For” the approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan; and

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“For” the approval of the Third Amended and Restated Certificate of Incorporation.

How do I vote?
Regarding the election of directors, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For any other matters to be voted on, you may vote “For” or “Against,” or abstain from voting.
2	2023 Proxy Statement

The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote at the Annual Meeting, or vote in advance of the Annual Meeting by proxy over the telephone, by proxy through the internet, or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote after submitting my proxy?” below).
By Internet	Go to www.proxypush.com/LCID, which is available 24 hours a day, 7 days a week until 11:59 p.m. (Eastern Time) on April 23, 2023, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote via the internet, you do not need to return a proxy card by mail.
By Telephone	On a touch-tone telephone, dial toll-free 1-866-883-3382, which is available 24 hours a day, 7 days a week until 11:59 p.m. (Eastern Time) on April 23, 2023, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote by telephone, you do not need to return a proxy card by mail.
By Mail	Complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope. If mailed, your completed and signed proxy card must be received by April 23, 2023.
At the Virtual Meeting	You may also vote by attending the meeting virtually through www.proxydocs.com/LCID. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your proxy card, voting instruction form, or Proxy Availability Notice. Even if you plan to attend and participate in our virtual Annual Meeting, we encourage you to vote over the internet or by telephone as described above, or by returning a proxy card following your request of paper copies. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the virtual Annual Meeting.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you own as of February 28, 2023, the Record Date.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director, “For” the ratification of Grant Thornton LLP as our independent registered public accounting firm, “For” the approval, on an advisory basis, of the compensation of our named executive officers, “For” the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan and “For” the approval of the Third Amended and Restated Certificate of Incorporation. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
2023 Proxy Statement	3

Who is paying for this proxy solicitation?
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. Accordingly, we will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may grant a subsequent proxy via the internet or telephone.

■
You may submit another properly completed proxy card with a later date.

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You may send a timely written notice that you are revoking your proxy to our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560, which must be received by April 23, 2023.

■
You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided by the applicable deadline. If your shares are held by your broker, banker or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy or you may attend and vote at the Annual Meeting.
When are stockholder proposals for inclusion in our Proxy Statement for next year’s annual meeting due?
Stockholders wishing to present proposals for inclusion in our Proxy Statement for the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than November 14, 2023. Proposals should be sent to our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.
When are other proposals and stockholder nominations for the 2024 Annual Meeting due?
With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our second amended and restated bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding year’s annual meeting of stockholders.
Stockholders wishing to present nominations for director or proposals for consideration at the 2024 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not later than January 25, 2024 and not earlier than December 26, 2023 in order to be considered. In the event that the date of the 2024 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date then to be timely such notice must be received by the Company no earlier than 120 days prior to the 2024 Annual Meeting and no later than the later of 70 days prior to the date of the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting was first made by the Company.
Nominations or proposals should be sent in writing to our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2024 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws is included as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on March 3, 2023.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy card rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2024 Annual Meeting, no later than February 24, 2024). However, if the date of the 2024 Annual Meeting is changed by more than
4	2023 Proxy Statement

30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by us.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,” votes to “Withhold” and broker non-votes for the proposal to elect directors. With respect to other proposals, the inspector of election will separately count votes “For,” votes “Against,” votes to “Abstain” and broker non-votes (if applicable).
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of The Nasdaq Stock Market LLC (“Nasdaq”), which generally apply to all brokers, banks or other nominees, on voting matters characterized by Nasdaq as “routine,” Nasdaq member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
What is the effect of abstentions, votes to withhold and broker non-votes?
Abstentions: Under Delaware law (under which we are incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Bylaws provide that a stockholder action (other than the election of directors) shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock cast on the matter. Therefore, abstentions will have no effect on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm, Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers, or Proposal No. 4: The approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. However, under Delaware law, amendments to a certificate of incorporation must be adopted by the affirmative vote of the total voting power of the relevant corporation. Accordingly, abstentions will have the same effect as votes cast “Against” Proposal No. 5: The approval of the Third Amended and Restated Certificate of Incorporation.
Votes to Withhold: For Proposal No. 1: Election of Directors, you may vote “For” all or some of the nominees or you may “Withhold” your vote with respect to one or more of the nominees. The nine nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. Broker non-votes will have no effect on Proposal No. 1: Election of Directors. In an uncontested election, “Withhold” votes will not prevent a candidate from getting elected.
Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine” under Nasdaq rules. The “non-routine” matters on the agenda for the Annual Meeting are Proposal No. 1: Election of Directors, Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers, Proposal No. 4: The approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan and Proposal No. 5: The approval of the Third Amended and Restated Certificate of Incorporation.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1: Election of Directors, Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers, and Proposal No. 4: The approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan but will have the same effect as votes cast “Against” Proposal No. 5: The approval of the Third Amended and Restated Certificate of Incorporation. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares on these proposals, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted.
2023 Proxy Statement	5

The proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 should be considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm even if it does not receive instructions from you, so long as it holds your shares in its name.
How many votes are needed to approve each proposal?
Proposal		Vote Required	Discretionary Voting Allowed?
1	Election of Directors	Plurality	No
2	Ratification of the Selection of the Independent Registered Public Accounting Firm	Majority Cast	Yes
3	The approval, on an advisory basis, of the compensation of our named executive officers	Majority Cast	No
4	The approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan	Majority Cast	No
5	The approval of the Third Amended and Restated Certificate of Incorporation	66 2∕3% of Outstanding Stock	No
A “Plurality,” with regard to the election of directors, means that the nine nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. A “Majority Cast,” with regard to each of Proposal No.’s 2, 3 and 4 means that, to be approved, a majority of the votes cast on the proposal must be voted “For” the proposal. The “66 2∕3% of Outstanding Stock” with regard to Proposal No. 5 means that, to be approved, Proposal No. 5 must be voted “For” by an affirmative vote of the holders of not less than two-thirds (66 2∕3%) of the total voting power of all outstanding Common Stock entitled to vote in the Annual Meeting.
Accordingly:
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Proposal No. 1: For the election of directors, the nines nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2024 Annual Meeting. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

■
Proposal No. 2: To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have no effect.

■
Proposal No. 3: To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval, on an advisory basis, of the compensation of our named executive officers. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.

■
Proposal No. 4: To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.

■
Proposal No. 5: To be approved, not less than two-thirds (66 2/3%) of the total voting power of all outstanding Common Stock entitled to vote in the Annual Meeting must be voted “For” the approval of the Third Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as votes cast “Against” the proposal.

None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our certificate of incorporation.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. On the Record
6	2023 Proxy Statement

Date, there were 1,830,567,766 shares outstanding and entitled to vote. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting.
Your shares will be counted toward the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions, votes to “Withhold” and broker non-votes will be counted toward the quorum requirement. If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.
If you have any questions or need assistance in voting your shares, please write to Lucid Investor Relations at investor@lucidmotors.com.
Interest of Certain Persons in Matters to Be Acted Upon
Employee and non-employee directors will be eligible to receive awards under the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan, including as amended pursuant to Proposal No. 4. Accordingly, members of our Board (including as director nominees) and our executive officers have a substantial interest in the approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. The tables below under “Outstanding Equity Awards at Fiscal Year-End” and “Director Compensation” provide information concerning all outstanding awards held by a named executive officer or director as of December 31, 2022, including, but not limited to, awards made under the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan.
Other than disclosed above, none of our directors, director nominees, or executive officers has any special interest in any matter to be voted upon other than election to the Board of Directors.
2023 Proxy Statement	7

Proposal No. 1
Election of Directors
Our Board of Directors is currently composed of nine members. All directors are elected by the stockholders at each annual meeting to serve from the time of their election until the date of the annual meeting of stockholders next following the annual meeting at which such director was elected. The current Board of Directors is comprised of Turqi Alnowaiser, Glenn R. August, Nancy Gioia, Frank Lindenberg, Andrew Liveris, Nichelle Maynard-Elliott, Anthony “Tony” Posawatz, Peter Rawlinson and Janet S. Wong. Ms. Gioia, Mr. Lindenberg and Mr. Posawatz will not be standing for re-election at the Annual Meeting.
The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has approved, the nomination of Turqi Alnowaiser, Glenn R. August, Andrew Liveris, Sherif Marakby, Nichelle Maynard-Elliott, Chabi Nouri, Peter Rawlinson, Ori Winitzer and Janet S. Wong, as directors for a one-year term expiring at the 2024 Annual Meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of Mr. Alnowaiser, Mr. August, Mr. Liveris, Ms. Maynard-Elliott, Mr. Rawlinson and Ms. Wong is currently a director of the Company. Directors are elected by a plurality of the votes of the holders of shares present or represented by proxy and entitled to vote on the election of directors. The nine nominees receiving the highest number of  “For” votes will be elected.
Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Nominating and Corporate Governance Committee and approved by the Board. We have no reason to believe that any nominee named will be unable to serve if elected.
Certain Stockholder Rights to Nominate Directors
Pursuant to the Investor Rights Agreement, dated as of February 22, 2021 and as amended on November 8, 2022, by and among the Company, Ayar Third Investment Company (“Ayar”) and certain other parties (the “Investor Rights Agreement”), Ayar has the right to nominate five directors to our Board of Directors.
Ayar’s right to nominate directors to our Board of Directors is subject to its (and its permitted transferees’) continued beneficial ownership of specified amounts of our Common Stock as compared to the Common Stock issued and outstanding as of the record date of each applicable annual or special meeting of stockholders at which directors are to be elected. If Ayar (or its permitted transferees) owns beneficially: (i) 50% or greater of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate five directors; (ii) less than 50% but greater than or equal to 40% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate four directors; (iii) less than 40% but greater than or equal to 30% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate three directors; (iv) less than 30% but greater than or equal to 20% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate two directors;
8	2023 Proxy Statement

(v) less than 20% but greater than or equal to 10% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it has the right to nominate one director; (vi) less than 10% of the shares of our Common Stock issued and outstanding as of the record date of such annual or special meeting of stockholders, it will not have the right to nominate any directors pursuant to the Investor Rights Agreement. If the size of our Board is increased or decreased, the number of directors Ayar is entitled to nominate will be increased or decreased in proportion to such increase or decrease in the size of our Board, rounded down to the nearest whole number.
Further, for so long as Ayar beneficially owns twenty percent (20%) or greater of the shares of our Common Stock issued and outstanding, it has the right to designate the chairman of our Board. In addition, for so long as Ayar beneficially owns shares of our Common Stock representing at least one-third (33 1∕3%) of the Common Stock then issued and outstanding, Ayar has the right to have at least one Ayar director appointed to serve on each committee of the Board. For additional information, please see the section entitled “Certain Relationships and Related Party Transactions.” In accordance with the Investor Rights Agreement, Turqi Alnowaiser, Andrew Liveris, Sherif Marakby, Nichelle Maynard-Elliott and Ori Winitzer were designated for nomination by Ayar to the Board of Directors and nominated by the Nominating and Corporate Governance Committee and the Board.
Nominees for Director
The names and ages as of the date of this Proxy Statement of the nominees, length of service with the Company and Board committee memberships are set forth in the table below.
Name	Age	Director Since	Current Term Expires	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
Turqi Alnowaiser	46	2019	2023				Chair
Glenn R. August	61	2021	2023
Andrew Liveris*	68	2019	2023			Chair		Chair
Sherif Marakby**	57
Nichelle Maynard-Elliott	54	2021	2023
Chabi Nouri**	49
Peter Rawlinson	65	2019	2023
Ori Winitzer**	47
Janet S. Wong	64	2021	2023		Chair

*
Chairman of the Board

**
Denotes director nominees that are not current directors

2023 Proxy Statement	9

A brief biography of each nominee and each continuing director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to believe that the director should serve on the Board:
Director Nominees
Turqi Alnowaiser Board Member Age: 46 Director Since: 2019
Turqi Alnowaiser has served as a member of our board of directors since April 2019. Mr. Alnowaiser has served as Deputy Governor and Head of the International Investments Division at the Public Investment Fund of the Kingdom of Saudi Arabia, one of the largest sovereign wealth funds in the world, since June 2021, and previously served as Head of International Investments at the Public Investment Fund from October 2016 to June 2021. Mr. Alnowaiser previously served as Senior Advisor at the Public Investment Fund from October 2015 to September 2016, prior to which he held several executive roles at Saudi Fransi Capital, a leading financial services firm based in Saudi Arabia, including as Head of Asset Management. Before his career at Saudi Fransi Capital, Mr. Alnowaiser specialized in developing, managing, and regulating various financial products across asset classes at Morgan Stanley, the Capital Market Authority of Saudi Arabia, and the Saudi Industrial Development Fund. Mr. Alnowaiser has served on the board of directors of Hapag-Lloyd AG, an international shipping and container transportation company, since February 2018. Mr. Alnowaiser holds a B.A. in International Business from King Saud University and an M.B.A. from the University of San Francisco.
Skills and Qualifications:
We believe Mr. Alnowaiser is qualified to serve as a director due to his extensive investing experience, leading global enterprises, and his experience in overseeing Lucid’s growth as a member of our board of directors since 2019.

Glenn R. August Board Member Age: 61 Director Since: 2021
Glenn R. August has been a member of our board of directors since July 2021 and was previously a member of Churchill’s board of directors. He has served as a vice president and director of T. Rowe Price Group, Inc., an investment management company, since December 2021 when T. Rowe Price Group acquired Oak Hill Advisors, L.P. to operate as a standalone business within T. Rowe Price. Mr. August is the Founder & Chief Executive Officer of Oak Hill Advisors, L.P. and has overall management responsibility for Oak Hill Advisors. In addition, he serves as global head of the firm’s distressed investment activities and chairs or serves on various firm committees, including the partnership, investment strategy and several fund investment committees. He co-founded the predecessor investment firm to Oak Hill Advisors in 1987 and took responsibility for the firm’s credit and distressed investment activities in 1990. Mr. August has played leadership roles in numerous restructurings and, since 1987, has served on more than eighteen corporate boards, including MultiPlan, Inc., a health care company, since October 2020. Mr. August also serves on the Board of Trustees of Horace Mann School and The Mount Sinai Medical Center, and on the Board of Directors of the Partnership for New York City and the 92nd St. Y. He earned an M.B.A. from Harvard Business School, where he was a Baker Scholar, and a B.S. from Cornell University.
Skills and Qualifications
We believe Mr. August is qualified to serve as a director due to his extensive experience overseeing a wide range of public companies and his deep financial knowledge.

10	2023 Proxy Statement

Andrew Liveris Chairman of the Lucid Board of Directors Age: 68 Director Since: 2019
Andrew Liveris has served as chairman of our board of directors since April 2019. Previously Mr. Liveris served as the Chairman and CEO the Dow Chemical Company, a chemical corporation from November 2004 to July 2018 and as the Executive Chairman of Dow DuPont Inc., a chemical corporation from September 2017 to July 2018. Mr. Liveris also serves on the boards of directors of International Business Machines Corp., a technology company, Saudi Aramco, an integrated energy and chemicals company, NOVONIX Limited, a battery materials and technology company, and WorleyParsons Limited, an engineering company. Furthermore, Mr. Liveris was appointed as the President of the 2032 Brisbane Olympics Organizing Committee. Mr. Liveris holds a B.S. in Chemical Engineering from the University of Queensland and received an honorary Ph.D. in Science from his alma mater in 2005. Mr. Liveris was appointed as a special advisor to the Public Investment Fund and to NEOM.
Skills and Qualifications
We believe Mr. Liveris is qualified to serve as a director due to his decades of experience leading and overseeing large, complex global industrial enterprises, his knowledge of the technology, energy and chemical sectors, his extensive public policy expertise in the business/government interface, and his experience overseeing our growth as chairman of our board of directors.

Sherif Marakby Director Nominee Age: 57
Sherif Marakby has served as an advisor to MemryX Inc., an automotive and consumer products company, since July 2022. Previously, Mr. Marakby served as Executive Vice President, corporate research and development of Magna International, one of the largest tier 1 suppliers to the automotive industry in the world, from July 2020 to October 2021. Mr. Marakby also served in various leadership positions at Ford Motor Company over a nearly 30-year career at Ford, including most recently as President and CEO, Ford Autonomous Vehicles LLC, from July 2018 to October 2019, and Vice President, Autonomous Vehicles and Electrification, from 2017 to 2018. In addition, Mr. Marakby served as Vice President of Global Vehicle Programs at Uber Technologies, a ride-sharing company, from April 2016 to April 2017. Mr. Marakby has served on the board of directors of American Battery Technology Company, a critical minerals and lithium-ion battery recycling company, since February 2022. Mr. Marakby holds a B.S. in Electrical Engineering from the University of Petroleum & Minerals (or King Fahd University of Petroleum & Minerals) in Dhahran, Saudi Arabia, an M.S. in Electrical Engineering from the University of Maryland College Park, and a M.B.A. from the University of Michigan.
Skills and Qualifications
We believe Mr. Marakby is qualified to serve as a director due to his significant experience in the automotive, OEM, electrification and technology innovation fields.

2023 Proxy Statement	11

Nichelle Maynard-Elliott Board Member Age: 54 Director Since: 2021
Nichelle Maynard-Elliott has been a member of our board of directors since July 2021. Ms. Maynard-Elliott has served as a director of Xerox Holdings Corporation since May 2021 and Element Solutions Inc., a specialty chemicals company since August 2018. She previously served as the Executive Director, M&A, for Praxair, Inc., a leading industrial gas and engineering company, from July 2011 to May 2019, and as Assistant General Counsel and Senior Counsel at Praxair from July 2007 to 2011 and 2003 to 2007, respectively. Ms. Maynard-Elliott has served as trustee of The Advisors’ Inner Circle Fund III, including four of its affiliated funds and director of Chiron Capital Allocation Fund Ltd since June 2021. She holds a B.A. in Economics from Brown University and a J.D. from Columbia University School of Law.
Skills and Qualifications
We believe Ms. Maynard-Elliott is qualified to serve as a director because of her experience overseeing complex enterprises as a public company director, her experience evaluating business strategies and investment opportunities, and her extensive legal and financial management expertise.

Chabi Nouri Director Nominee Age: 49
Chabi Nouri has served as co-manager of a private equity fund focused on Lifestyle, Impact, Innovation franchise within Mirabaud Asset Management since March 2022. She previously served as the global Chief Executive Officer at Piaget, a luxury watch and jewelry brand, a branch of Richemont Group, from April 2017 to June 2021 and as Piaget’s Chief Marketing Officer from October 2014 to March 2017. Prior to Piaget, Ms. Nouri served in various leadership positions at British American Tobacco Plc where she led globally the Vogue Cigarettes brand, and at Cartier International in merchandising, retail and product development, where she led globally High Jewellery and the Creative Jewellery. Ms. Nouri has also served as a non-executive director and a member of the ESG committee of Watches of Switzerland Group PLC, a luxury watch retailer, since May 2022. She holds a M.A. in Marketing and Economics from the University of Fribourg and has earned certificates from MIT and IMD on the Digital future and ESG.
Skills and Qualifications
We believe Ms. Nouri is qualified to serve as a director because of her extensive experience in the luxury and consumer goods industries through her various roles at leading international luxury brands.

12	2023 Proxy Statement

Peter Rawlinson Chief Executive Officer and Chief Technology Officer Age: 65 Director Since: 2019
Peter Rawlinson has served as our Chief Executive Officer and Chief Technology Officer and as a member of our board of directors since April 2019. He previously served as our Chief Technology Officer from 2013 to April 2019. Prior to joining our company, Mr. Rawlinson was Vice President of Vehicle Engineering and Chief Engineer of the Model S at Tesla, Inc., an electric vehicle company, where he led the engineering of the Model S from a clean sheet to production readiness while building the engineering team. Mr. Rawlinson was formerly Head of Vehicle Engineering at Corus Automotive, an advanced engineering consulting firm, Chief Engineer of Advanced Engineering at Lotus Cars and Principal Engineer of Advanced Body Structures at Jaguar Cars. Mr. Rawlinson holds a BSc from Imperial College, University of London.
Skills and Qualifications
We believe Mr. Rawlinson is qualified to serve as a director due to his experience as our Chief Executive Officer and Chief Technology Officer, as well as his extensive technical and operational expertise and experience in the automotive industry and the electric vehicle industry.

Ori Winitzer Director Nominee Age: 47
Ori Winitzer is a founding member and has served as Partner of Integrated Media Company, a TPG Inc. platform dedicated to the digital media ecosystem, since October 2018. He previously served as Senior Managing Director at Guggenheim Partners, a global investment and advisory firm, from July 2017 to September 2018, where he led the digital media practice. Prior to Guggenheim Partners, Mr. Winitzer served in various investment banking positions at LionTree LLC and Rothschild & Co. Mr. Winitzer has been serving as a director of Savvy Games Fund, a games and esports company, since July 2022. He has also been serving as a director of FootballCo, a family of media properties dedicated to football (soccer), since October 2020, and as Co-Chairman since September 2021. Mr. Winitzer holds a B.A. in History and French from the University of Wisconsin — Madison and a M.B.A. from Columbia University.
Skills and Qualifications
We believe Mr. Winitzer is qualified to serve as a director due to his extensive experience in investment and advisory roles as well as his deep financial knowledge.

2023 Proxy Statement	13

Janet S. Wong Board Member Age: 64 Director Since: 2021
Janet S. Wong has been a member of our board of directors since July 2021. Ms. Wong is a licensed Certified Public Accountant with more than 30 years of public accounting experience. She is a partner (retired) with KPMG LLP, an international professional services firm, where she served as a National Industry Practice Lead Partner. Ms. Wong has served as a director of Enviva Inc., a global energy company, since May 2015 and a director of Lumentum Holdings Inc., a manufacturer of innovative optical and photonic products since September 2020. She previously served as a director of Allegiance Bancshares, Inc., a commercial banking organization, from April 2020 to October 2022, and also served on the advisory board of Big Controls Inc., a business intelligence and analytics company, from May 2016 to May 2020. Ms. Wong is on the Board of Directors of Shine Technologies, a private company focusing on nuclear technology and clean energy. She also serves on the non-profit boards of the Computer History Museum, the Louisiana Tech University Foundation, and of the Tri-Cities Chapter of the National Association of Corporate Directors. She holds a Master of Professional Accountancy from Louisiana Tech University and a Master of Taxation from Golden Gate University. She is a NACD (National Association of Corporate Directors) Certified® Director, a professional credential supporting her qualifications and experience as a corporate board director.
Skills and Qualifications
We believe Ms. Wong is qualified to serve as a director because of her many years of public accounting experience serving global companies, her deep financial and risk management expertise, and her experience advising sophisticated enterprises in the consumer markets, energy, manufacturing, and technology sectors.

Vote Required
For the election of directors, the nines nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2024 Annual Meeting and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.
The Board of Directors Recommends a Vote “FOR” Each Named Director Nominee (Proposal No. 1)
14	2023 Proxy Statement

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Alternatively, you can request a copy of any of these documents free of charge by writing to: Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Controlled Company
Our Common Stock is listed on Nasdaq. As Ayar controls more than 50% of our combined voting power, we are a “controlled company” for purposes of Nasdaq’s rules and corporate governance standards and, as a result, qualify for exemptions from certain corporate governance requirements. Although as of the date of this Proxy Statement, we do not utilize any of these exemptions, we may elect to utilize one or more of these exemptions for so long as we remain a “controlled company.” In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
Board Composition
Our Board of Directors consists of nine members. Andrew Liveris is the Chairman of our Board. Turqi Alnowaiser will replace Mr. Liveris as Chairman of our Board effective immediately after the Annual Meeting, assuming Mr. Alnowaiser is re-elected to the Board. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to management. Our Board meets on a regular basis and additionally, as required. In accordance with the Investor Rights Agreement, Turqi Alnowaiser, Andrew Liveris, Sherif Marakby, Nichelle Maynard-Elliott and Ori Winitzer were designated for nomination by Ayar to the Board of Directors and nominated by the Nominating and Corporate Governance Committee and the Board.
All directors will be elected at each annual meeting of our stockholders. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation or removal.
Director Independence
The Board has affirmatively determined that all of the nominees, other than Peter Rawlinson, are independent directors within the meaning of the applicable Nasdaq listing standards and that each such nominee is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company (the “Independent Directors”). In making these determinations, our Board of Directors considered the current and prior relationships that each Independent Director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each Independent Director, and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.” There are no family relationships among any current director, director nominee and/or any of our executive officers.
Board Leadership Structure
The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake.
The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chairman of the Board (“Chair”) and Chief Executive Officer in any manner that it determines to be in the best interests of the Company at any point in time. Our Chair is currently Andrew Liveris and will be replaced by Turqi Alnowaiser effective immediately after the Annual Meeting, assuming Mr. Alnowaiser is re-elected to the Board. The Chair and our Chief Executive Officer are currently separate. Our Board of Directors does not currently have a policy as to whether the role of Chair and the Chief Executive Officer should be separate. Our Board of Directors believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chair and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. At any time the Company is not availing itself of the “controlled company” exceptions under Nasdaq rules, in order to maintain the independent integrity of the Board, if the Chair is not an
2023 Proxy Statement	15

independent director, the Board shall appoint a lead director who must be independent. Our Corporate Governance Guidelines note that all directors are elected by the stockholders and all have an equal voice. The Chair and the Chief Executive Officer are free, as is the Board of Directors as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.
Additionally, pursuant to the Investor Rights Agreement and subject to Ayar’s continued beneficial ownership of specified amounts of our Common Stock (as described above), Ayar is entitled to select the Chair.
The Board of Directors, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate. In addition, all members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are Independent Directors, and the committee chairs have authority to hold executive sessions without management and non-Independent Directors present.
Board Diversity
We are committed to diversity and inclusion, and the highly diverse nature of our Board reflects that commitment. We believe that a variety of experiences and points of view contributes to a more effective decision-making process.
The below Board Diversity Matrix reports self-identified diversity statistics for the Board in the format required by Nasdaq’s rules.
Board Diversity Matrix (as of February 15, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board believes that its current leadership structure facilitates its risk oversight responsibilities. In particular, the Board believes the majority-independent Board and independent Board committees provide a well-functioning and effective balance to an experienced Chief Executive Officer. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. For example, the Board acts as the ultimate decision-making body of the Company and advises and oversees management, who is responsible for the day-to-day operations and management of the Company. The Audit Committee monitors compliance with legal and regulatory requirements, monitors cybersecurity and privacy risks and reviews our policies and practices with respect to risk assessment and risk management, including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures. The Nominating and Corporate Governance
16	2023 Proxy Statement

Committee monitors the effectiveness of our Corporate Governance Guidelines and policies. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. Our Chief Executive Officer, Chief Financial Officer and General Counsel coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Meetings of the Board of Directors
The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2022, the Board held 11 meetings. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served held during the period for which they were a director or committee member. Eight directors attended the Annual Meeting of Stockholders held on June 9, 2022 (the “2022 Annual Meeting of Stockholders”). Our directors are encouraged to attend our annual meetings of stockholders, but we do not currently have a policy relating to director attendance.
Our Independent Directors meet from time to time in executive session. The Board and each of our standing independent committees typically holds an executive session of non-management directors (all of whom are Independent Directors) as a part of every regularly scheduled quarterly meeting.
Information Regarding Committees of the Board of Directors
The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the applicable Nasdaq listing standards and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.
Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board to assist the Board in its oversight of the integrity of our financial statements and internal controls, and our compliance with legal and regulatory requirements. In addition, the Audit Committee is responsible for the oversight of the qualification, independence and performance of our independent registered public accounting firm as well as the appointment of our independent registered public accounting firm.
The Audit Committee consists of Janet S. Wong, Glenn R. August and Frank Lindenberg, with Janet S. Wong serving as chairperson. Our Board has determined (i) that each of Janet S. Wong, Glenn R. August and Frank Lindenberg satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and (ii) that Janet S. Wong qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of Nasdaq. In making that determination, the Board relied on the past business experience of Janet S. Wong. Please see the description of the business experience for Janet S. Wong under the heading “Nominees for Director.” This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors. Our Audit Committee is directly responsible for, among other things:
■
selecting and hiring our independent registered public accounting firm;

■
evaluating the performance and independence of our registered public accounting firm;

■
approving the audit and pre-approving any non-audit services to be performed by our registered public accounting firm;

■
reviewing the integrity of our financial statements and related disclosures and reviewing our critical accounting policies and practices;

■
reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

2023 Proxy Statement	17

■
overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;

■
reviewing and discussing with management and the registered public accounting firm the results of the annual audit, our quarterly financial statements and our publicly filed reports;

■
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

■
reviewing our policies and practices with respect to risk assessment and risk management, including discussing with management our major financial risk exposures and the steps that have been taken to monitor and control such exposures;

■
reviewing and approving in advance any proposed related-person transactions; and

■
preparing the audit committee report that the SEC requires in our annual proxy statement.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. In 2022, the Audit Committee met 12 times. The Audit Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Audit Committee charter grants the Audit Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.
The Board annually reviews the Nasdaq listing standards’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are “independent” and “financially literate” under Nasdaq listing standards and that members of the Audit Committee received no compensation from the Company other than for service as a director.
Compensation Committee
The Compensation Committee consists of Andrew Liveris, Frank Lindenberg and Tony Posawatz, with Andrew Liveris serving as chairperson. Our Board has determined that each of Andrew Liveris, Frank Lindenberg and Tony Posawatz satisfies the requirements for independence under the applicable Nasdaq listing standards. Our Compensation Committee is responsible for, among other things:
■
determining, or recommending to the Board for determination, the compensation of our executive officers, including our chief executive officer;

■
administering our equity compensation plans;

■
overseeing our overall compensation policies and practices, compensation plans, and benefits programs; and

■
overseeing the preparation of the compensation committee report that the SEC requires in our annual proxy statement.

Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. During 2022, the Compensation Committee met eight times. The Compensation Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Compensation Committee charter grants the Compensation Committee sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor, including the authority to approve the consultant’s reasonable compensation. The Compensation Committee may select such advisors, or receive advice from any other advisor, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by Nasdaq rules.
Under the Compensation Committee charter, the Compensation Committee may, in its discretion, delegate its duties to a subcommittee or to the Chair of the Compensation Committee.
As required by its charter, the Compensation Committee conducts a self-evaluation at least annually. The Compensation Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.
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Compensation Committee Processes and Procedures
The implementation of our compensation philosophy is carried out under the supervision of the Compensation Committee. The Compensation Committee charter requires that the Compensation Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with other Compensation Committee members, management and the Compensation Committee’s independent advisors. The Compensation Committee also meets regularly in executive session. Meetings may, at the discretion of the Compensation Committee, include other directors or members of management in addition to the Compensation Committee’s independent advisors, for the purpose of providing analysis and information to assist management with their recommendations on various compensation matters. Management does not participate in the executive sessions of the Compensation Committee. For a description of the role of our management and any compensation consultants for executive compensation decisions for fiscal year 2022, please see the section entitled “Compensation Discussion and Analysis.”
Compensation Committee Interlocks and Insider Participation
Andrew Liveris, Frank Lindenberg and Tony Posawatz served as members of the Compensation Committee during 2022. None of such persons is or was formerly an officer or an employee of Lucid. Please see the section entitled “Certain Relationships and Related Party Transactions” for certain transactions involving Lucid in which members of the Compensation Committee may potentially be deemed to have an indirect interest.
None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is generally responsible for identifying qualified Board candidates, recommending director nominees and appointments to Board committees, evaluating Board performance and overseeing our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee consists of Turqi Alnowaiser, Glenn R. August and Nichelle Maynard-Elliott, with Turqi Alnowaiser serving as chairperson. Our Board has determined that each of Turqi Alnowaiser, Glenn R. August and Nichelle Maynard-Elliott satisfies the requirements for independence under the applicable Nasdaq listing standards. Our Nominating and Corporate Governance Committee is responsible for, among other things:
■
identifying and recommending candidates for membership on our Board, including the consideration of nominees submitted by stockholders, and to each of the Board’s committees;

■
making recommendations to the Board as to determinations of director independence;

■
evaluating and making recommendations regarding the composition, organization and governance of our Board and its committees;

■
reviewing and making recommendations with regard to our Corporate Governance Guidelines and compliance with laws and regulations;

■
overseeing and periodically reviewing our policies and programs concerning environmental sustainability, corporate social responsibility, and governance;

■
making recommendations to the Board regarding non-employee director compensation;

■
reviewing conflicts of interest of our directors and officers and proposed waivers of our Corporate Governance Guidelines and Code of Business Conduct and Ethics; and

■
evaluating the performance of our Board and its committees.

During 2022, the Nominating and Corporate Governance Committee met four times. Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. A detailed discussion of the Nominating and Corporate Governance Committee’s procedures for recommending candidates for election as a director appears below under the caption “Procedures of the Nominating and Corporate Governance Committee.”
The Nominating and Corporate Governance Committee charter can be found in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. The Nominating and Corporate Governance
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Committee charter complies with the guidelines established by Nasdaq. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The charter of the Nominating and Corporate Governance Committee grants the Nominating and Corporate Governance Committee authority to retain and terminate any advisors, including search firms to identify director candidates, compensation consultants as to director compensation and legal counsel, including sole authority to approve all such advisors’ fees and other retention terms.
Procedures of the Nominating and Corporate Governance Committee
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Nominating and Corporate Governance Committee considers the composition of the Board and each committee of the Board to evaluate its effectiveness and whether changes should be considered to either the Board or any of the committees. In support of this process, the Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of our Company. The Board considers the following factors and qualifications, without limitation:
■
the appropriate size and the diversity of the Board;

■
the needs of the Board with respect to the particular talents and experience of its directors;

■
the knowledge, skills and experience of nominees, including experience in the industry in which we operate, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

■
familiarity with domestic and international business matters;

■
familiarity and experience with legal and regulatory requirements; and

■
experience with accounting rules and practices.

Considerations in Evaluating Director Nominees
Pursuant to the Nominating and Corporate Governance Committee charter and subject to the Investor Rights Agreement, the Nominating and Corporate Governance Committee periodically reviews the composition of the Board in light of current challenges and needs of the Board and the Company, and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, skills, background and experience. Although the Nominating and Corporate Governance Committee does not have a formal policy regarding diversity on the Board, the Nominating and Corporate Governance Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board. The Nominating and Corporate Governance Committee also considers applicable laws and regulations and stock exchange listing standards.
Once the Nominating and Corporate Governance Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, subject to the Investor Rights Agreement, the Nominating and Corporate Governance Committee uses a flexible set of procedures in selecting individual director candidates. This flexibility allows the Nominating and Corporate Governance Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the Nominating and Corporate Governance Committee may desire for a particular opening, including establishing the specific target skill areas, experiences and backgrounds that are to be the focus of a director search. The Nominating and Corporate Governance Committee may consider candidates recommended by management, by members of the Nominating and Corporate Governance Committee, by the Board, by stockholders or by a third party it may engage to conduct a search for possible candidates. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and our obligations under the Investor Rights Agreement.
Once candidates are identified, the Nominating and Corporate Governance Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Nominating and Corporate Governance Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
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If the Nominating and Corporate Governance Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.
Stockholder Nominations to the Board of Directors
In order for a stockholder to have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder should submit a written recommendation that includes (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act including such person’s written consent to being named in the proxy statement and form of proxy as a nominee and to serving as a director if elected, (2) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Company, and (3) the information required under Section 2.09(c) of the Bylaws, (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:
(1)
the name and address of such stockholder (as they appear on the Company’s books), and the name and address of any such beneficial owner, and of any affiliates, associates, or others acting in concert with such stockholder or such beneficial owner (any such person other than the stockholder, a “Stockholder Associated Person”);

(2)
for each class or series, the number of shares of capital stock of the Company that are held of record or are beneficially owned by such stockholder and by any Stockholder Associated Person;

(3)
a description of any agreement, arrangement, relationship or understanding (whether written or oral) between or among such stockholder or Stockholder Associated Person and any other person in connection with the proposal of such nomination or other business;

(4)
a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, or any other agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or Stockholder Associated Person with respect to the Company’s securities;

(5)
a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;

(6)
a representation as to whether such stockholder or Stockholder Associated Person intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee, (ii) otherwise solicit proxies from stockholders in support of such proposal or nomination and/or (iii) solicit holders of shares representing at least 67% of the outstanding securities of the Company generally entitled to vote on the election of directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act;

(7)
a representation as to whether such stockholder or Stockholder Associated Person has complied with all applicable legal requirements in connection with its acquisition of shares or other securities of the Company, and any other information reasonably requested by the Company, including with respect to determining whether such person has complied with this Section 2.09(a) of the Bylaws;

(8)
any other information relating to such stockholder, Stockholder Associated Person, if any, or director nominee or proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee or proposal pursuant to Section 14 of the Exchange Act; and

(9)
such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

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Stockholder recommendations should be addressed to the Nominating and Corporate Governance Committee in care of our Secretary at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560.
Each of the director nominees has been recommended by the Nominating and Corporate Governance Committee to the Board for election as our directors at the Annual Meeting, and the Board has approved such recommendations.
Executive Committee
The executive committee consists of Andrew Liveris, Turqi Alnowaiser, Nancy Gioia, Tony Posawatz and Peter Rawlinson, with Andrew Liveris serving as chairperson. The executive committee reviews, discusses with management and makes recommendations regarding the implementation and execution of our business plan, operational performance and certain other matters and approves transactions below certain thresholds set by our Board. In 2022, the Executive Committee met 11 times.
Stockholder Communications with the Board of Directors
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our conference calls for quarterly earnings releases are open to all. These calls are available in real time and as archived webcasts on our website for a period of time.
The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560, c/o General Counsel & Secretary. All communications received by our General Counsel & Secretary will be sent directly to the Board or any particular director.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available in the Governance section of the Investors section of our website at https://ir.lucidmotors.com/governance/documents-and-charters. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of such code, on our website or in public filings.
Involvement in Certain Legal Proceedings
Tony Posawatz, one of our non-employee directors, served as President and Chief Executive Officer of Fisker Automotive from 2012 to 2013. In late 2013, after Mr. Posawatz had left his position, Fisker Automotive filed for bankruptcy protection.
There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
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Report of the Audit Committee of the Board of Directors
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, during fiscal year 2022, the Audit Committee met and held discussions with management and Grant Thornton LLP (“GT”), the Company’s independent registered public accounting firm. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2022, were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with GT. In addition, the Audit Committee has discussed with GT the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) AS 1301, Communications with Audit Committees, and the SEC. The Audit Committee has received from GT the written disclosures regarding the auditor’s independence required by applicable requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with GT the independence of GT from the Company and its management. Based on the foregoing, the Audit Committee has recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC. The Audit Committee and the Board have also recommended the selection of GT as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Janet S. Wong, Chair
Glenn R. August
Frank Lindenberg
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PROPOSAL No. 2:
RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 1, 2023, our Audit Committee selected Grant Thornton LLP (“GT”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. GT has served as our independent registered public accounting firm since the close of our merger with Churchill Capital Corp IV (“Churchill”) on July 23, 2021 (the “Closing”) and as the independent registered public accounting firm of our predecessor, Atieva, Inc. (“Atieva”), since October 13, 2020. Representatives of GT plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of GT as our independent registered public accounting firm. However, the Board is submitting the selection of GT to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain GT. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.
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Independent Registered Public Accounting Firm
The following is a summary of the fees and services provided by GT to Lucid and its predecessor, Atieva, for fiscal years 2021 and 2022:
	Fiscal Year Ended December 31,
Description of Services Provided by GT	2021	2022
Audit Fees(1)	$2,043,000	$1,880,000
Audit-Related Fees	—	25,000
Tax Fees	—	—
All Other Fees	—	—
TOTAL	$2,043,000	$1,905,000

(1)
Audit Fees in 2021 and 2022 were for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by GT in connection with statutory and regulatory filings or engagements. Fees for the year ended December 31, 2021 included approximately $486,000 billed in connection with our business combination with Churchill Capital Corp IV, which closed on July 23, 2021.

(2)
Audit-Related Fees in 2022 consisted of attest services related to environmental, social and governance (ESG) and sustainability metrics and disclosures.

The Audit Committee or a delegate thereof pre-approves the scope of the audit and non-audit services provided by our independent registered public accounting firm, as well as all associated fees and terms, pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.
All of the services provided by GT since the Closing in July 2021, and fees for such services, were pre-approved by the Audit Committee in accordance with these standards.
Change in Accountants
Marcum LLP
On July 23, 2021, the Board dismissed Marcum LLP (“Marcum”), Churchill’s independent registered public accounting firm prior to the Closing, as our independent registered public accounting firm effective following completion of our review of the quarter ended June 30, 2021, which consisted only of the accounts of Churchill prior to the Closing.
The audit report of Marcum on Churchill’s, our legal predecessor, balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from April 30, 2020 (inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from April 30, 2020 (inception) to December 31, 2020 and subsequent interim period through July 23, 2021, there were no disagreements between Churchill and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Churchill’s financial statements for such period.
During the period from April 30, 2020 (inception) to December 31, 2020 and subsequent interim period through July 23, 2021, on May 14, 2021, following the issuance of the statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” by the SEC, Churchill’s management and the audit committee of Churchill’s board of directors, after consultation with management and a discussion with Marcum, concluded that
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Churchill’s financial statements for the period ended December 31, 2020, and the financial statements as of August 3, 2020 and as of and for the period ended September 30, 2020 (the “Original Financial Statements”) should no longer be relied upon and were to be restated in order to correct a classification error. The Original Financial Statements were restated in the financial statements accompanying Churchill’s Annual Report on Form 10-K/A filed with the SEC on May 14, 2021.
As part of such process, Churchill identified a material weakness in its internal controls over financial reporting, solely related to Churchill’s accounting for warrants. There were no other “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
Vote Required
To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the ratification of the selection of GT as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL No. 2)
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PROPOSAL No. 3:
APPROVAL, ON AN ADVISORY BASIS, of THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-binding, vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the Compensation Committee will consider the voting results when making future compensation decisions.
As described under the heading “Compensation Discussion and Analysis” in this Proxy Statement, our executive compensation program is designed to attract, retain and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation. The Board encourages our stockholders to read the disclosures set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement to review the compensation actions taken in fiscal year 2022. The Board believes that our executive compensation program effectively aligns executive pay with our performance and results in the attraction and retention of talented executives who are critical to our success.
Accordingly, the Board recommends that our stockholders vote “For” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement furnished for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on an advisory basis.”
Because the vote is advisory, it is not binding on management or the Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Compensation Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the Compensation Committee and the Board in continuing to improve the alignment of our executive compensation program with business objectives and performance and with the interests of our stockholders.
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Vote Required
To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval, on an advisory basis, of the compensation of our named executive officers. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL No. 3)
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Proposal No. 4:
Approval of the Amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan
We are asking our stockholders to approve the Lucid Group, Inc. Second Amended and Restated 2021 Stock Incentive Plan (the “Amended Plan”). The Amended Plan is an amendment and restatement of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan (the “Plan”), which was approved by the Board on April 27, 2022, and approved by our stockholders on June 9, 2022. The Plan initially was approved by the Board on February 22, 2021, and approved by our stockholders on July 22, 2021 and became effective on July 23, 2021 (the “Effective Date”).
The Amended Plan would increase the maximum aggregate number of shares authorized for issuance pursuant to awards under the Plan by 39,166,575 shares. The proposed amendment is intended to enhance flexibility to continue to grant equity to our employees. Competitive equity awards are critical in allowing us to attract, retain, and motivate talented and qualified employees in the highly competitive markets in which we operate.
Further, the Amended Plan would generally prohibit (i) the repricing and buyout of underwater stock options and stock appreciation rights without prior stockholder approval, and (ii) grants of options and stock appreciation rights that provide for dividend equivalents.
The shares reserved for issuance through the Amended Plan (and the prior statements of the Plan) cover our annual equity program awards as well as shares purchased under our Employee Stock Purchase Plan, which is included as an addendum to the Amended Plan (and the prior statements of the Plan) (the “ESPP Addendum”). We do not have a separate number of shares authorized for issuances pursuant to a standalone Employee Stock Purchase Plan. On March 2, 2023, the Board approved the Amended Plan, subject to the approval of our stockholders. If this Proposal No. 4 is not approved by our stockholders, we will continue to operate the Plan pursuant to its current provisions until there are no longer shares remaining available for issuance under the Plan and the Board will need to consider alternative arrangements to delivering competitive long-term compensation, including cash-based awards, in the absence of equity award availability. If we are unable to grant equity awards, our ability to hire and retain necessary talent will be significantly limited and have a negative impact on our ability to grow and operate our business.
Reason for the Proposal
Our number of employees and other service providers has grown substantially since we became a public company and competition for highly skilled personnel is frequently intense, especially in the San Francisco Bay Area and in the metropolitan Phoenix area, where we have a substantial presence and need for highly skilled personnel. Our use of equity compensation and the alignment with stockholders it provides has helped us achieve the success, growth, and value creation experience by us and our stockholders. The Board believes that an increase in the shares available for issuance under the Plan will enable us to attract and retain the best available talent to grow our business, and to ensure a sufficient number of shares will be available moving forward.
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Further, the Plan currently permits repricing and buyouts of underwater stock options and stock appreciation rights without stockholder approval. The Amended Plan would require prior stockholder approval for such actions.
As noted above, if this Proposal No. 4 is not approved by our stockholders, the Amended Plan will not become effective, and we will continue to operate the Plan pursuant to its current provisions until there are no shares remaining available for issuance under the Plan.
The purpose of the Plan, including as restated in the Amended Plan, is to enhance our ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership and other incentive opportunities. The Plan includes the ESPP Addendum.
As of February 15, 2023, the number of persons eligible to participate in the Plan was approximately 7,246 employees, 101 consultants or independent contractors, and eight non-employee directors. The basis for participation in the Amended Plan is the Compensation Committee’s decision, in its sole discretion, that an award to an eligible person will further the Amended Plan’s purposes, as described above. In exercising its discretion, the Compensation Committee will consider the recommendations of management and the purposes of the Amended Plan.
Description of the Material Features of the Amended Plan
The following is a summary of the Amended Plan and is qualified in its entirety by the full text of the Amended Plan, a copy of which is included as Annex A to this Proxy Statement. Except for the changes to the Plan as noted above (e.g., the increase in shares available under the Plan), the Amended Plan contains substantially the same terms as the Plan.
Size of Share Pool; Shares Available and Limitations on Awards
As of February 15, 2023, there were 24,582,833 shares remaining for issuance under the Plan. If our stockholders approve the Amended Plan, the number of shares available for issuance will be increased by 39,166,575 shares effective as of the date of the Annual Meeting (the “Second Restatement Date”).
More specifically, as of the Second Restatement Date (assuming our stockholders approve the Amended Plan), the maximum aggregate number of shares authorized for issuance as awards under the Amended Plan on or after the Effective Date shall not exceed the sum of  (i) 75,669,244 shares (consisting of  (w) 39,166,575 shares approved by the Board on March 2, 2023; (x) 15,000,000 shares approved by the Board on April 27, 2022 under the prior restatement of the Plan; (y) 12,500,000 shares initially authorized for issuance under Plan as of the Effective Date; and (z) an additional 9,002,669 shares initially authorized under the Plan as of the Effective Date which represents the number of shares equal to the number of unallocated shares of stock of Atieva, Inc. remaining available for issuance under the 2021 Stock Incentive Plan, as amended, the 2014 Share Plan of Atieva, Inc., as amended and the 2009 Share Plan of Atieva, Inc. as amended (collectively, the “Prior Plans”) as of the Effective Date), plus (ii) any shares subject to stock awards granted under the Prior Plans outstanding as of the Effective Date that (x) expire or terminate for any reason prior to exercise or settlement; (y) are forfeited, cancelled or otherwise returned to Lucid because of the failure to meet a contingency or condition required to vest such shares; or (z) are reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. The number of shares available for issuance under the Plan as of February 15, 2023, as reflected in the preceding paragraph is inclusive of shares referenced in item (ii) immediately above (i.e., shares subject to stock awards granted under Prior Plans that became available for issuance under the Plan from the Effective Date to February 15, 2023).
In addition, (i) if restricted shares or shares issued upon the exercise of options are forfeited then such shares shall again become available for awards under the Amended Plan; (ii) if restricted stock units, options, SARs (as defined below) or stock purchase rights are forfeited or terminate for any reason before being exercised or settled, or an award is settled in cash without the delivery of shares to the holder, then the corresponding shares shall again become available for awards under the Amended Plan; (iii) if restricted stock units or SARs are settled, then only the number of shares (if any) actually issued in settlement of such restricted stock units or SARs shall reduce the number of shares available under the Amended Plan and the balance (including any shares withheld to satisfy tax withholding obligations) shall again become available for awards under the Amended Plan; and (iv) any shares withheld to satisfy the exercise price or tax withholding obligation pursuant to any award of options or SARs shall be added back to the shares available for awards under the Amended Plan. The number of shares authorized for grant under the Amended Plan is subject to adjustment (as described below). Notwithstanding the foregoing, of the maximum aggregate shares issuable under the Amended Plan, up to 75,669,244 shares may be issued in the form of ISOs (as defined below), or under the ESPP Addendum.
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The maximum number of shares subject to awards granted under the Amended Plan during any calendar year to any outside director (defined as a member of the Board who is not an employee or consultant of Lucid), plus any cash fees paid to the outside director in a calendar year for service on the Board, will not exceed $1 million in total value for the first year of service and $750,000 in total value per year thereafter.
Administration of the Amended Plan
The Amended Plan will be administered by the Compensation Committee or other committee (of two or more of our directors) appointed by the Board, or by the Board acting as the committee. The Compensation Committee generally has the authority, among other things, to interpret the Amended Plan, adopt rules relating to the Amended Plan, adopt, amend or terminate the ESPP Addendum or any sub-plan, determine participants and awards to be granted under the Amended Plan, prescribe the terms and conditions of awards, administer the ESPP Addendum, or take any other actions necessary or advisable for the administration of the Amended Plan.
Types of Awards
The following types of awards may be made under the Amended Plan. All of the awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to such limitations as are provided in the Amended Plan. In addition, subject to the limitations provided in the Amended Plan and in accordance with applicable law, the Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, and waive any conditions or restrictions imposed with respect to awards.
Restricted Shares
A restricted share award is an award of outstanding shares that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Compensation Committee, and which may be forfeited if conditions to vesting are not met. At the Compensation Committee’s discretion, participants may be credited with dividends and other distributions that will be paid to the holder only when unvested restricted shares vest. Participants are also generally entitled to the same voting rights as our other stockholders.
Non-qualified Stock Options
An award of a non-qualified stock option grants a participant the right to purchase a certain number of shares during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our shares on the grant date.
The term of a non-qualified stock option may not exceed ten years from the date of grant. Subject to the section entitled “No Repricing” below, Lucid may (i) modify, extend, or renew outstanding stock options or accept the cancellation of options in return for the grant of new options or a different award or cash or (ii) offer to buy out for a payment in cash or cash equivalents a non-qualified stock option previously granted. Options may be awarded in combination with SARs, and the award may provide that options will not be exercisable unless the related SARs are forfeited. An award of nonqualified stock options generally may not include dividend equivalents.
Incentive Stock Options
An incentive stock option (“ISO”) is a stock option that meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), which include an exercise price of no less than 100% of fair market value on the grant date, a term of no more than ten years, and that the option be granted from a plan that has been approved by stockholders of Lucid. Notwithstanding the foregoing, if granted to a participant who owns shares representing more than 10% of the voting power of all classes of shares of Lucid, its parent or one of its subsidiaries, an ISO must have a term of not more than five years. An award of ISOs generally may not include dividend equivalents.
Unrestricted Shares
Subject to limits in the Amended Plan, the Compensation Committee may issue unrestricted shares, in such amounts and subject to such terms and conditions as the Compensation Committee determines.
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Stock Appreciation Rights
A stock appreciation right (“SAR”) entitles the participant to receive an amount equal to the difference between the fair market value of Lucid shares on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share on the grant date (except with respect to substitute awards)), multiplied by the number of shares subject to the SAR. An award of SARs generally may not include dividend equivalents.
Restricted Stock Units
A restricted stock unit is an award denominated in shares that may be settled either in shares or cash, or a combination of both, subject to terms and conditions determined by the Compensation Committee. An award of restricted stock units may carry the right to dividend equivalents, in the Compensation Committee’s discretion.
Cash Awards
The Compensation Committee may grant cash-based awards to any participant in such number or amount, and subject to such conditions, that the Compensation Committee may determine.
Stock Purchase Rights under the ESPP Addendum
The purpose of the ESPP Addendum is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing stock from Lucid on favorable terms, paid for through payroll deductions. The ESPP Addendum is intended to qualify under Section 423 of the Code. The Compensation Committee may grant stock purchase rights under the ESPP Addendum to any participant who is an employee. The Compensation Committee may establish sub-plans (which need not qualify under Section 423 of the Code) to facilitate participation in the ESPP Addendum by non-U.S. employees in compliance with foreign laws. The maximum aggregate number of shares for purchase during any calendar year is 2,500,000 shares, or any other such annual limit as may be approved by the Compensation Committee.
While the ESPP Addendum is in effect, the Compensation Committee may grant options to purchase shares of stock during a specified offering period in compliance with the requirements of Section 423 of the Code. Termination of employment for any reason will be treated as an automatic withdrawal from the ESPP Addendum. The purchase price for each share purchased during an offering period will be the lesser of 85% of the fair market value of the share on the purchase date or 85% of the fair market value of the share on the offering date. No participant may be granted a right to purchase stock under the ESPP Addendum if such a purchase would result in the participant owning 5% or more of the combined voting power or value of all classes of stock of Lucid or any parent or subsidiary of Lucid. No participant shall accrue the right to purchase stock which exceeds $25,000 of fair market value of such stock per calendar year. In the event of a corporate reorganization (defined as (i) the consummation of a merger, consolidation or any other corporate reorganization of Lucid or (ii) the sale, transfer or other disposition of all or substantially all of Lucid’s assets or the complete liquidation or dissolution of Lucid) in which the ESPP Addendum is not assumed by the surviving corporation, the offering period in progress will terminate and either 1) shares will be purchased in accordance with the terms of the ESPP Addendum or 2) all amounts in all participant accounts will be refunded without any purchase of shares.
Performance Criteria
Awards granted under the Amended Plan may be subject to specified performance criteria. The Compensation Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.
Deferrals
Subject to compliance with Section 409A of the Code, the Compensation Committee in its sole discretion may permit or require participants to defer certain amounts or shares paid or issued in respect of awards.
Adjustments
In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in shares, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a combination or consolidation of the outstanding Common Stock into a lesser number of shares, a recapitalization, a spin-off or a similar occurrence, the Compensation Committee may make appropriate and equitable adjustments in: (i) the class(es) and number of
32	2023 Proxy Statement

securities available for future awards; (ii) the class(es) and number of securities covered by each outstanding award; (iii) the exercise price under each outstanding option and SAR; and (iv) options to purchase shares granted pursuant to the ESPP Addendum.
Change in Control
In the event of a Change in Control (defined as (i) a change in the composition of the Board in which fewer than one half of the incumbent directors are the original directors or were elected with at least a majority of the original directors; (ii) any person who, by acquisition or aggregation of securities, is or becomes the beneficial owner of securities of Lucid representing 50% or more of the voting power of Lucid’s outstanding securities; (iii) the consummation of a merger or consolidation where 50% or more of the voting power is owned by persons who were not stockholders of Lucid prior to the merger or consolidation; or (iv) the sale, transfer or other disposition of all or substantially all of Lucid’s assets), if the surviving corporation does not continue, assume or settle (subject to vesting) outstanding awards (other than stock purchase rights under the ESPP Addendum), or substitute similar stock awards for outstanding awards (other than stock purchase rights under the ESPP Addendum), then the Compensation Committee may accelerate the vesting or deem any performance-based vesting to be satisfied at the target level or based on actual performance (or the greater thereof). The Compensation Committee may also determine at the time of granting of an award or thereafter that an award will vest and/or become exercisable in connection with a Change in Control. The Compensation Committee may treat awards differently.
No Repricing
Except in connection with corporate transactions, the Committee may not, without stockholder approval, effect any repricing or buyout of any “underwater” stock option, SAR or similar award.
Assignability
Unless an award agreement provides otherwise, no award granted under the Amended Plan may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.
Amendment and Termination
The Board may amend, suspend or terminate the Amended Plan or the ESPP Addendum at any time, provided that amendments to any outstanding award agreements are subject to applicable legal restrictions and the consent of the participant if the participant’s right or obligations would be materially impaired.
U.S. Federal Income Tax Consequences
The following is a general summary under current law of certain United States federal income tax consequences to the Company and participants who are citizens or individual residents of the United States relating to awards granted under the Amended Plan. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult their own tax advisor as to the specific tax consequences of participation in the Amended Plan under federal, state, local and other applicable laws.
Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the Code. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.
Incentive Stock Options
An incentive stock option is an option that meets the requirements of Section 422 of the Code. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option
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and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction. If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two-year periods described above, it will be considered a “disqualifying disposition,” and the option will be treated as a non-qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of their disability, the three-month period is extended to one year. The three-month period does not apply in the case of the participant’s death. Similar tax consequences will apply to stock purchase rights under the ESPP Addendum.
SARs
A participant generally does not recognize income at the time a SAR is granted. At the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of the SAR, the participant will generally be required to recognize as income an amount equal to the amount of cash or fair market value of the shares paid or transferred to the participant. Such amount will be taxable as ordinary income and we generally will be entitled to a corresponding tax deduction, subject to any limits imposed under Section 162(m) of the Code.
Restricted Stock
A participant generally will not recognize any income upon the receipt of unvested shares or restricted stock unless the participant elects under Section 83(b) of the Code, within 30 days after receipt of the shares, to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. A participant who makes the election will not be allowed a deduction for the value of any shares subsequently forfeited. A participant who does not make the election generally will recognize ordinary income on the date of the lapse of the restrictions applicable to the shares, which may be at the time of grant, in an amount equal to the fair market value of the shares on such date, less any amount paid for the shares. We will withhold any Federal Insurance Contribution Act (“FICA”) taxes due in respect of the shares in the year the restrictions applicable to the shares lapse, based on the fair market value of the shares on the vesting date, unless you elect under Section 83(b) of the Code, in which case we will withhold any FICA taxes due in respect of the shares in the year of grant based on the fair market value of the shares on the grant date. Generally, upon a sale or other disposition of restricted stock with respect to which a participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions previously lapsed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the basis in such shares. Such gain or loss will be long-term capital gain or loss if the participant holds such shares for more than one year.
Restricted Stock Units
A participant generally does not recognize income at the time a restricted stock unit award is granted. At the time of settlement of the award, the participant will generally recognize ordinary income equal to the fair market value of the restricted stock units at the time of settlement of the award, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. We will withhold any FICA taxes due in respect of the restricted stock units in the year they vest based on the fair market value of the shares and/or cash underlying the award on the vesting date. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).
Performance Awards
Generally, in the case of performance-based awards, the participant will recognize ordinary income on the amount of cash and the fair market value of common stock received on the date of payment or settlement of the award (provided that the award is exempt from or complies with Section 409A of the Code). We generally will be entitled to a deduction for such amount at the time it is includable in the income of the participant, subject to any limits imposed under Section 162(m) of the Code.
Cash Awards
Upon the payment of a cash award, the amount of cash received will be ordinary income to the participant. We will be entitled to a deduction for such amount at the time it is includable in the income of the participant, subject to any limits imposed under Section 162(m) of the Code.
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Registration with the SEC
If our stockholders approve the Amended Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the shares available for issuance under the Amended Plan.
New Plan Benefits Table
A new plan benefits table for the Amended Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Amended Plan if the Amended Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Amended Plan will be made at the Compensation Committee’s discretion, subject to the terms of the Amended Plan. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan are not determinable at this time. However, please refer to the Summary Compensation Table in this Proxy Statement which sets forth certain information regarding awards granted to our named executive officers during fiscal year 2022.
The per share closing price of our Common Stock on Nasdaq on March 9, 2023 was $8.00.
Vote Required
To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the approval of the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive Plan. Only votes “For” or “Against” will affect the outcome. Broker non-votes and abstentions will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE LUCID GROUP, INC. AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN (PROPOSAL NO. 4)
2023 Proxy Statement	35

Proposal No. 5:
Approval of the Third Amended and Restated Certificate of Incorporation
Our Board has recommended and is seeking stockholder approval to amend and restate our Second Amended and Restated Certificate of Incorporation to provide that any director may be removed from office by the stockholders, with or without cause, by the affirmative vote of the holders of a majority of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class.
Article VI, Item (E) of our Second Amended and Restated Certificate of Incorporation currently provides that no director may be removed from office by the stockholders except for cause with the affirmative vote of the holders of not less than two-thirds (66 2∕3%) of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class. In In re VAALCO Energy, Inc. Stockholder Litigation, Consol. C.A. No. 11775-VCL, the Court of Chancery of the State of Delaware held that if a Delaware corporation neither has a staggered board nor provides for cumulative voting in the election of directors, provisions of the corporation’s certificate of incorporation and bylaws that provide that directors may be removed only “for cause” are contrary to Section 141(k) of the Delaware General Corporation Law and are therefore invalid and unenforceable. While this ruling did not address the validity and enforceability of the “two-thirds (66 2∕3%) voting threshold,” another recent Delaware Chancery Court case held that a similar provision in a company’s bylaws was invalid. In light of the Delaware Chancery Court’s holdings, and because we do not have a staggered board or cumulative voting in the election of directors, the Board has approved, and recommends for approval by the stockholders, amending Article VI, Item (E) to remove the provisions regarding the removal of directors for cause only and the accompanying two-thirds (66 2∕3%) voting threshold. These changes are intended to conform the Company’s certificate of incorporation to the requirements of Delaware General Corporation Law as applicable to the Company and are reflected in Annex B. The amended text will read as follows:
(E)
Removal. Any director may be removed from office by the stockholders, with or without cause, by the affirmative vote of the holders of a majority of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.

If this Proposal No. 5 is approved by the stockholders, the Company’s Second Amended and Restated Certificate of Incorporation will be amended and restated in accordance with Annex B. If approved at the Annual Meeting, we will file the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting.
The Board has also approved conforming changes to Section 3.12 of the Bylaws to provide that, consistent with Section 141(k) of the Delaware General Corporation Law, any director may be removed from office by the stockholders, with or without cause, by the affirmative vote of the holders of a majority of the total voting power of all outstanding securities of the Company generally
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entitled to vote in the election of directors, voting together as a single class. No stockholder approval is being requested nor is required with respect to such amendment of the Bylaws.
Vote Required
To be approved, the Third Amended and Restated Certificate of Incorporation must be voted “FOR” by an affirmative vote of the holders of not less than two-thirds (66 2∕3%) of the total voting power of all outstanding Common Stock entitled to vote in the Annual Meeting. Stockholders may direct that their votes be cast “For” or “Against” the proposal, or stockholders may abstain from this proposal. Abstentions and broker non-votes will have the same effect as votes cast against the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (PROPOSAL NO. 5)
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Lucid ESG: Principles and Impact
As an electric vehicle company relentlessly focused on efficiency, our products are a key part of transforming the transportation space to a more sustainable model. Through our blend of performance engineered, battery electric powertrain systems with post‑luxury design, we seek to entice luxury vehicle customers to switch from internal combustion engine vehicles to energy efficient, sustainable electric transportation. But having sustainable products alone is not enough; we are dedicated to a holistic environmental, social, and governance (“ESG”) strategy to maximize our ability to positively impact our environment and society, meet investor expectations, and instill pride and purpose in our employees and customers.
ESG Strategy
Our dedicated ESG team is driving our efforts to implement a leading environmental, social, and governance strategy and program. In 2021, we completed a high-level ESG materiality assessment to identify key topics for our ESG strategy. This effort included insight on investors, ratings and rankings, company leadership interviews, research on peers and consumer trends, and a business/investor media review. During 2022, we continued to keep a pulse on the dynamic ESG field to allocate resources to the most significant ESG topics to our business. Our ESG Steering Committee, comprised of senior executive leaders, met on a regular basis in 2022 to drive our strategic roadmapping in the ESG topics such as climate and greenhouse gas emissions, diversity, equity and inclusion, and ESG partnerships. We enhanced our ESG disclosures, and plan to begin reporting on our sustainability programs and progress in 2023 as we continue to build our internal capabilities for data collection.
Environmental Impact
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Product Efficiency: Efficiency is a key measure of the in-house technology embedded in our products, contributing to our goal of a best-in-class experience for our customers while benefitting the environment. Lucid Air is the longest-range electric vehicle rated by the U.S. Environmental Protection Agency (“EPA”) (Lucid Air Grand Touring has an EPA-estimated range of up to 516 miles per charge), has some of the highest MPGe energy efficiency ratings from the EPA (Lucid Air Touring and Lucid Air Pure AWD are rated 140 MPGe combined city hwy*), and Lucid Air Pure has one of the lowest coefficient of drag of any vehicle on the market (0.197 coefficient of drag). These achievements are based on a relentless focus on efficiency through the electric vehicle powertrain, battery pack and system, and a highly aerodynamic design. This focus on efficiency also enables our vehicles to travel further per electron of energy. Each extra mile that we extract per kWh of energy means less energy required and fewer carbon emissions from the electrical grid. This same efficient technology and approach enables the possibility of vehicles with smaller, lower-cost battery packs that retain competitive range — which in turn would benefit the environment by requiring fewer battery cells per vehicle.

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Future Adaptations of our Technology: We are exploring opportunities to adapt and expand the impact of our technology. For example, we expect our battery systems expertise to enable us to produce compelling stationary energy storage system products that offer flexibility, efficiency, and stability to our customers and the electrical grid across the residential, commercial, and utility-scale energy storage sectors. We also expect our battery systems and powertrain expertise to enable customers to power their homes through vehicle-to-grid charging capabilities, adding resiliency to customers’ power supply and reducing impact on the grid during power outages and shortages.

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Environmental Operations: Our factory in Casa Grande, Arizona is the first greenfield EV factory in North America and it was designed to minimize carbon emissions where practical through energy efficient design and plans for renewable energy generation onsite. We strive to reduce the environmental impact of manufacturing while maintaining our relentless drive to produce high-quality vehicles for our customers. We currently have up to a 1 mega-watt (“MW”) capacity solar power system in Arizona (with a total capacity of up to 2 MW including our headquarters in California) and we are actively working to increase renewable energy generation. Our operations pair with an environmental, health, and safety policy that encompasses training, measurement, and monitoring of data, and corrective actions for continuous improvement. Additionally, to emphasize our focus on quality, environment, and occupational health and safety, our Arizona factory has been ISO 9001, 45001, and 14001 certified, a globally recognized Quality Management System, Occupational Health and Safety Management System, and Environmental Management System, respectively.

Social Impact
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Safety: We have instilled an expectation and culture of safety in our workplace. As a manufacturing company, we are committed to ensuring workplace health, safety and environmental protection for our employees, suppliers, business partners, customers,

*
EPA estimated ranges and MPGe are provided for vehicles equipped with 19-inch wheels, and actual range and MPGe will vary dependent on many factors including battery age, driving habits, charging habits, temperatures, accessory use, and other factors.

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and all our stakeholders. We protect the health and safety of our employees through a proactive and systematic approach to safety and health management. To demonstrate this, in 2022, we achieved ISO 45001 certification for our Arizona manufacturing site which validates our system of continuous improvement to reduce occupational risk and improve worker safety.
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Diversity, Equity and Inclusion (“DEI”): At Lucid, DEI is an essential part of who we are. We value the diverse perspectives, experiences, and identities of our employees who reflect the communities we serve. Our differences spark innovation and drive us forward, which is why we are committed to fostering an equitable and inclusive culture that empowers us to bring our best selves to work and achieve our mission to build a better future together. We work hard to attract a pool of diverse candidates for all open positions. As of December 31, 2022, approximately 69% of Lucid’s employees in the United States were identified as Black or African American, Hispanic or Latino, Asian, American Indian or Alaskan Native, Native Hawaiian or Pacific Islander, and two or more races or ethnicities.

Our people centric and data-driven DEI strategy focuses on three pillars:
1.
Growing a diverse workforce by attracting, hiring, and promoting talent from all backgrounds

2.
Fostering an equitable and inclusive culture by promoting policies, practices, and programs that support and engage all employees

3.
Being key contributors to the community by engaging with and investing in local communities where we operate

Of note, Lucid sponsors five employee resource groups to support and empower historically excluded affinities: Women at Lucid, Pride at Lucid, Veterans at Lucid, Black at Lucid, and Sustainability at Lucid. These five groups help foster Lucid’s inclusive and dynamic workforce while helping to fuel our business objective of centering our suite of vehicles on the human experience.
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Compensation and Benefits: We offer competitive compensation to attract and retain the best people in the world, and we help care for our people so they can focus on our mission. Our employees’ total compensation package includes market-competitive cash compensation and equity awards to all employees. We offer full-time employees equity at the time of hire and through annual equity grants because we want them to be owners of the company and committed to our long-term success. In 2022, we strengthened our support for employees and their families through the introduction of new on-demand, personalized mental health therapy and coaching. We are pleased to support employees and families through a comprehensive suite of insurance and retirement offerings, most of which can be individually selected by each employee to best fit their needs.

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EXECUTIVE OFFICERS
The following table sets forth certain information concerning our executive officers as of the date of this Proxy Statement:
Name	Age	Position
Peter Rawlinson	65	Chief Executive Officer, Chief Technology Officer & Director
Sherry House	51	Chief Financial Officer
Eric Bach	50	Senior Vice President, Product and Chief Engineer
Michael Bell	56	Senior Vice President, Digital
There are no family relationships among any current director, director nominee and/or any of our executive officers.
Mr. Rawlinson’s biography can be found under the section entitled “Proposal No. 1: Election of Directors” with the biographies of the other members of the Board. Biographies for our other executive officers are below.
Sherry House Chief Financial Officer Age: 51
Sherry House has served as our Chief Financial Officer since May 2021. Before joining us, Ms. House served as the Treasurer & Head of Investor Relations at Waymo LLC, an autonomous vehicle technology company, from July 2020 to April 2021, the Director of Corporate Development from January 2019 to June 2020, and the Director of Business & Corporate Finance from August 2017 to January 2019. Prior to Waymo, she served as Vice President of Corporate Development at Visteon Corporation, an automotive electronics supplier, from December 2016 to August 2017 and as Managing Director at Deloitte Corporate Finance LLC, a global professional services firm, from November 2014 to December 2016, and as Senior Vice President from May 2011 to November 2014. Ms. House also previously held high level positions at GTCR, Alta Partners, and General Motors. Ms. House holds a B.S. in Mechanical Engineering and a B.S. in Industrial Engineering from Kettering University and a Master of Manufacturing Engineering and an M.B.A. from the University of Michigan. She is also a licensed and registered C.P.A. in the State of Illinois.

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Eric Bach Senior Vice President, Product and Chief Engineer Age: 50
Eric Bach has served as our Senior Vice President, Product and Chief Engineer since March 2021. Mr. Bach previously served as our Vice President, Hardware Engineering from September 2018 to February 2021 and as Senior Director, Body Engineering from April 2015 to August 2018. Prior to joining us, Mr. Bach was Director of Engineering at Tesla, Inc. from January 2012 to March 2015. From 2000 to December 2011, he served in a variety of engineering and program leadership roles at Volkswagen AG in both Germany and the United States. Mr. Bach holds a Diplom-Ingenieur degree from Friedrich-Alexander University in Erlangen, Germany.

Michael Bell Senior Vice President, Digital Age: 56
Michael Bell has served as our Senior Vice President, Digital since February 2021, and served as our consultant from August 2020 to February 2021. Prior to joining us, Mr. Bell served as Chief Technology Officer of electric vehicle startup Rivian, LLC from June 2019 until February 2020, and as the Chief Executive Officer and President of Silver Spring Networks, Inc., a networking platform and solutions provider for smart energy networks, from September 2015 until January 2018. Previously, from 2010 to 2015 he held various roles at Intel Corporation, a multinational technology corporation specializing in the production of semiconductor chips, including Corporate Vice President New Devices Group, Corporate VP Mobile and Communications Group and Corporate Vice President Ultra Mobility Group, and was head of Product Development at Palm, Inc. from 2007 to 2010. He worked at Apple, Inc. from 1991 to 2007 and played significant roles in development of Apple iPhone, iMac, AirPort and Apple TV products, serving as Vice President, CPU Software from 2002 to 2007. Mr. Bell has served on the board of directors of iRobot Corporation, a leading consumer robotics company, from March 2016 to May 2022. He holds a B.S. from the University of Pennsylvania.

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION and ANALYSIS
Overview
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program in 2022 for our named executive officers (“NEOs”), including our compensation philosophy and process, the objectives and elements of the program, and the material factors considered in making compensation decisions.
Our NEOs for 2022 include (i) our Chief Executive Officer and Chief Technology Officer (“CEO”), (ii) our Chief Financial Officer (“CFO”), and (iii) our two other executive officers serving as of December 31, 2022.
Our NEOs for 2022 are:
Peter Rawlinson Chief Executive Officer and Chief Technology Officer	Sherry House Chief Financial Officer	Eric Bach Senior Vice President, Product and Chief Engineer	Michael Bell Senior Vice President, Digital
Key Accomplishments for 2022
We faced a number of both internal and external challenges in 2022 but managed each of these challenges with perseverance, resourcefulness, and teamwork. We were able to drive meaningful improvements and achievements in the second half of 2022 through our efforts.
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We closed out the year with production above our previously stated annual guidance.

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We went from making 279 vehicles in 2021 to 7,180 in 2022, our first full year of production, and went from delivering 125 vehicles in 2021 to 4,369 deliveries in 2022.

■
We fulfilled on our promise to deliver Lucid Air Touring and a small number of Lucid Air Pure in the fourth quarter of 2022.

■
We delivered our first vehicles into Europe and Saudi Arabia.

We also continued to validate our revolutionary technology. Our strong technology advantage, including our range, our performance, our efficiency, and our charge times, is creating opportunities.
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Lucid Air achieved five stars in Euro NCAP for safety in all five categories, making it one of the safest electric vehicles in the executive class in Europe.

■
Lucid Air recorded the fastest time of any production car in both the Goodwood Festival of Speed Timed Shootout and the Laguna Seca Corkscrew Hillclimb.

■
We introduced Lucid Air Sapphire, our highest performance Air, featuring our very first three-motor powertrain.

42	2023 Proxy Statement

■
We were issued an award to develop battery module prototypes for testing and analysis by the U.S. government.

■
We released UX 2.0, our most extensive software update, comprising tens of millions of new lines of source code delivered seamlessly over-the-air.

■
We signed our first vehicle emissions credit deal in the United States.

In addition, as we scaled every part of our business, we have achieved major business and financial accomplishments throughout the year.
■
We launched Lucid Financial Services, a digital platform offering a flexible, fast, and easy financing process to Lucid Air customers.

■
We entered into an asset-based revolving credit facility for an initial aggregate principal commitment amount of up to $1.0 billion.

■
We completed an “at-the-market” equity offering for net proceeds of  $594.3 million.

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We consummated a private placement of shares of Common Stock with Ayar Third Investment Company, our controlling stockholder, for aggregate proceeds of  $915.0 million.

■
We entered into agreements with Panasonic Energy Co. Ltd and its affiliates (collectively, “Panasonic”), pursuant to which Panasonic will supply lithium-ion battery cells beginning in 2023 through 2031.

2022 Pay Actions in Connection with Key Accomplishments
We believe our executive compensation program provides effective incentives for our NEOs to lead us to achieve significant future growth, thereby producing long-term value for our stockholders. In light of our key accomplishments through 2022, the Compensation Committee approved the following pay actions for our NEOs, each of which is more fully described below in this CD&A:
Pay Element	Pay Action
Base Salary

■
The Compensation Committee increased the base salaries of Ms. House and Messrs. Bach and Bell by approximately 7%, 17%, and 5%, respectively, effective as of June 6, 2022. Such increases were primarily based on executive performance, peer group data, and internal pay equity.

Annual Cash Incentive
■
In March 2022, the Compensation Committee approved our annual cash incentive program for 2022, under which Mr. Rawlinson, Ms. House and Messrs. Bach and Bell had target incentives of 100%, 75%, 75%, and 75% of base salary, respectively. The annual cash incentive program metrics were production volume, cash management, and field quality.

■
While the cash management and field quality goals were achieved, the Compensation Committee determined not to pay annual bonuses to our senior executives (including our NEOs) for 2022.

Long-Term Equity Incentives
■
In June 2022, the Board approved grants of time-based vesting restricted stock units (“RSUs”) to Ms. House and Messrs. Bach and Bell. In addition to further incentivizing their continued employment with the Company, such equity awards were granted primarily based on executive performance, peer group data, and internal pay equity.

After review of peer group data provided by its independent compensation consultant, Pay Governance, and in view of still-outstanding value from the CEO Grant (defined below), the Compensation Committee determined to neither increase Mr. Rawlinson’s base salary nor grant him an equity award in 2022.
Compensation Governance Best Practices
We maintain strong corporate governance standards with respect to our executive and director compensation programs and are mindful of the perspectives of our stockholders. Key governance actions taken for 2023, which are described below in more detail in this CD&A, include:
2023 Proxy Statement	43

■
Introduction of performance-based equity awards as a core component of annual equity delivery. At least 80% of each executive’s (including each NEO’s) 2023 equity awards are performance-based.

■
Adoption of robust stock ownership guidelines for executives and directors setting forth expectations of ownership of a minimum value of Lucid stock by each individual.

In addition, our executive compensation program is guided by the following corporate governance best practices designed to protect the interests of our stockholders:
What We Do	What We Don’t Do

Annual Compensation Review. The Compensation Committee conducts a review at least annually of our executive compensation philosophy and strategy, including a market assessment of executive pay practices at peer companies.

No Option/SAR Repricing or Buy Outs. Our amended and restated 2021 Stock Incentive Plan, subject to Proposal No. 4, will prohibit repricing of stock options and stock appreciation rights, and buyout of underwater stock options and stock appreciation rights, without stockholder approval.

Annual Compensation-Related Risk Assessment. We have strong risk and control policies, take risk management into account when making executive compensation decisions, and conduct an annual risk assessment of our compensation programs to promote prudent risk management.
No Dividends on Unvested Awards. We do not pay dividends on unvested equity awards.
Balanced Short-Term and Long-Term Compensation. We balance short- and long-term incentives to discourage short-term risk-taking at the expense of long-term results.	No “Single-Trigger” Change in Control Arrangements. We do not provide for “single-trigger” acceleration of equity or other compensation or benefits solely upon a change in control.
Independent Compensation Committee Advisor. The Compensation Committee engages an independent compensation consultant.	No Excise Tax “Gross-Ups.” We do not provide any excise tax “gross-ups” on severance or other payments in connection with a change in control.

Independent Compensation Committee. The Compensation Committee consists only of independent directors under Nasdaq rules, even though, as a controlled company, we are not required to have an independent compensation committee under Nasdaq rules.
No Excessive Perks. We do not provide significant executive perquisites to our NEOs.
No Pension or Executive Retirement Plans. We do not offer pension or supplemental executive retirement plans for our NEOs.
No Hedging or Pledging Permitted. We prohibit directors and employees, including our NEOs, from hedging or pledging Lucid securities.
Compensation Philosophy and Objectives
Our executive compensation program is designed to attract, retain, and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation by (i) providing compensation packages that are competitive with market practice and drive and reward the achievement of our business objectives; (ii) closely aligning the interests of our NEOs with those of our stockholders by providing a significant portion of our NEOs’ compensation in equity and, with the introduction of performance-based equity awards in 2023, linking a significant portion of equity compensation to performance-based results, and (iii) appropriately aligning compensation with both short-term and long-term Company performance measures and strategic objectives. Being a technology and automotive company that is setting new standards with advanced luxury electric vehicles, we seek to hire and retain experienced talent from the competitive technology sector, who have the ability to lead across multiple disciplines and through our highly regulated industries.
To ensure that management’s interests are aligned with those of our stockholders and to motivate and reward individual initiative and effort, our executive compensation program emphasizes a pay-for-performance compensation philosophy so that attainment of Company and individual performance goals are rewarded.
Our executive compensation program design reflects our pay-for-performance philosophy and includes a mix of three key compensation elements — (i) base salary, (ii) annual cash incentive awards, and (iii) long-term equity incentive awards.
44	2023 Proxy Statement

The Compensation Committee annually reviews and analyzes market trends (including, commencing with 2022, compensation market data from an approved peer group of companies) and adjusts the design and operation of our executive compensation program from time to time as it deems appropriate. As we continue to grow as a public company, the Compensation Committee continues to consider the extent to which the equity compensation of our NEOs should be linked to performance-based results, and the Compensation Committee has recently taken action to further link equity compensation to performance-based results by approving (and recommending to the Board for approval) new performance-based equity awards, as briefly described below.
New Performance-Based Equity Awards
In an ongoing effort to be responsive to our stockholders, to continue to achieve strong support for our executive compensation program, and to further align executive incentives with stockholders, the Compensation Committee considered and evaluated modifications to the long-term equity incentive component in 2023. As a result of this ongoing evaluation, and based on peer group data and recommendations provided by Pay Governance, the Compensation Committee decided that, beginning in 2023, each executive’s (including each NEO’s) long-term incentive award will be delivered as a mix of at least 80% performance-based equity awards (including performance share units and performance-based appreciation rights), with any remainder granted as RSUs.
The Compensation Committee believes that the new performance-based equity awards will incentivize and motivate executives (including NEOs) to achieve key strategic financial and individual objectives.
Executive Compensation Process
Roles of the Compensation Committee and Management
Our executive compensation program is administered primarily by the Compensation Committee, which is comprised entirely of independent directors under Nasdaq rules (even though, as a controlled company, we are not required to have an independent compensation committee under Nasdaq rules). The Compensation Committee establishes our overall compensation philosophy and objectives, and is responsible for establishing, overseeing, and evaluating our executive compensation program. The Compensation Committee reviews and assesses whether our executive compensation program aligns with our compensation philosophy and objectives, and approves the specific compensation of our NEOs, with feedback from the Board for the compensation of our CEO, and equity grants to our NEOs, for which the Compensation Committee makes recommendations to the Board for approval.
The Compensation Committee also consults with and reviews feedback from members of our management team, including our CEO and Human Resources senior leadership, when making compensation decisions. Our CEO works closely with the Compensation Committee and provides the Compensation Committee with performance assessments and compensation recommendations for each NEO (other than himself), based on each NEO’s level of performance and Company performance. While the Compensation Committee considers our CEO’s recommendations, the Compensation Committee ultimately uses its own business judgment and experience in approving, or making recommendations to the Board where applicable regarding, the amount of each compensation element for our NEOs. Our CEO recuses himself from all determinations regarding his own compensation.
Role of Compensation Consultant
The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any compensation advisor and has sole authority to approve all such advisors’ fees and other retention terms.
The Compensation Committee has retained Pay Governance as its compensation consultant since November 2021 to provide the committee with advice and guidance on the design of our executive compensation program. The Nominating and Corporate Governance Committee also has retained Pay Governance as a consultant regarding non-employee director compensation. Pay Governance provides the committees with third-party data and analysis on competitive compensation practices and trends and recommends executive and director compensation levels. Pay Governance has not provided any other services to us and has not received any compensation from us other than with respect to such services to the Compensation Committee and the Nominating and Corporate Governance Committee.
Each year, the Compensation Committee reviews the independence of the compensation consultant and other advisors who provide advice to the Compensation Committee, employing the independence factors specified under Nasdaq rules. The
2023 Proxy Statement	45

Compensation Committee has determined that Pay Governance is independent within the meaning of the Nasdaq rules, and the work of Pay Governance for the committee has not raised any conflicts of interest.
Executive Compensation Peer Group
In January 2022, based on input from management and Pay Governance, the Compensation Committee approved an executive compensation peer group to define external benchmarks to help inform compensation decision-making for 2022. While external benchmarks are not the only factor used in the Compensation Committee’s decision process, the Compensation Committee believes external benchmarks to be a valuable tool in setting market competitive compensation policies intended to attract, motivate, and retain top-level talent.
In developing the peer group, consideration was given to our unique combination of key attributes — high price-to-sales, recent commercialization, large-scale manufacturing, and a technology-heavy workforce.
Our 2022 compensation peer group included the following companies from a variety of business sectors:
■ Airbnb, Inc.	■ Deere & Company	■ Intel Corporation	■ Proterra Inc.	■ Tesla, Inc.
■ Aptiv PLC	■ Ford Motor Company	■ Joby Aviation, Inc.	■ Raytheon Technologies Corporation	■ The Boeing Company
■ Cloudflare, Inc.	■ General Motors Company	■ Lyft, Inc.	■ Rivian Automotive, Inc.	■ Uber Technologies, Inc.
■ CrowdStrike Holdings, Inc.	■ Harley- Davidson, Inc.	■ Peloton Interactive, Inc.	■ Snowflake Inc.	■ Zscaler, Inc.
The Compensation Committee intends to review our compensation peer group annually. The peer group companies are intended to be a reasonable frame of reference for compensation benchmarking, aligned with the Company’s business attributes, and size appropriate, taking into account changes in both our business and the businesses of the companies in the peer group.
Analysis of 2022 Compensation
Compensation Elements
The 2022 executive compensation program consisted of the following elements: base salary, annual cash incentive compensation, and long-term equity incentive compensation in the form of RSUs. Each element, which is further discussed below, is intended to reward and motivate executives in different ways consistent with our overall compensation philosophy.
Compensation-Setting Process and Competitive Positioning
In May 2022, the Compensation Committee reviewed base salary, annual long-term equity incentive value, and total direct compensation (i.e., the sum of base salary, target annual cash incentive opportunity, and annual long-term equity incentive values) for our NEOs as compared to similarly situated executives in the peer group. Pay Governance provided data at the 25th, 50th, and 75th percentiles for such compensation, which the committee used as a reference. The Compensation Committee considers such data relevant to, but not determinative of, its consideration of overall executive compensation matters. The Compensation Committee did not benchmark any compensation element to a specific percentile, and the committee instead established our NEOs’ compensation at levels it deemed appropriate after considering such data in conjunction with other factors, including our overall financial and operating performance and each NEO’s experience, performance, contributions, and responsibilities, internal pay equity, our short-term and long-term objectives, retention considerations, and prevailing market conditions.
Base Salary
Base salaries provide a fixed source of compensation to our NEOs and are designed to reward executives for their performance and our short-term performance. We believe generally that a competitive base salary is a necessary element of our executive compensation program and is critical in attracting and retaining executive talent, including our NEOs. Base salaries for our NEOs
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are also intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, as well as equitable internally across our executive team.
The Compensation Committee annually reviews the base salaries of our NEOs and makes adjustments as it deems necessary or appropriate based on peer group data and the other factors described above in “Compensation-Setting Process and Competitive Positioning.” For NEOs other than the CEO, the Compensation Committee receives a performance assessment and salary adjustment recommendation from the CEO.
In May 2022, the Compensation Committee reviewed the base salaries of our NEOs and considered the recommendations of our CEO (except with respect to his own base salary). Consistent with our intended approach to provide compensation competitive with a benchmark group of companies and in recognition of their performance, the Compensation Committee approved an increase in the annual base salaries for each of our NEOs except for Mr. Rawlinson, effective as of June 6, 2022. After review of peer group data provided by Pay Governance, and in view of still-outstanding value from the CEO Grant, the Compensation Committee determined not to increase Mr. Rawlinson’s base salary in 2022.
Our NEOs’ base salaries for 2022 both prior to and as of June 6, 2022 are set forth in the table below.
2022 Base Salary
Name	Base Salary Prior to June 6, 2022	Base Salary Effective as of June 6, 2022
Mr. Rawlinson	$575,000	$575,000
Ms. House	$500,000	$535,000
Mr. Bach	$450,000	$525,000
Mr. Bell	$500,000	$525,000
Annual Cash Incentive Compensation
Our annual cash incentive plan is intended to motivate our NEOs to achieve our short-term strategic and operational objectives.
In September 2021, the Compensation Committee reviewed the target incentive opportunities of our NEOs under the annual cash incentive plan, taking into consideration a competitive market analysis performed by its then-compensation consultant, Aon. The Compensation Committee also considered the recommendations of our CEO (except with respect to his own target incentive opportunity). Consistent with our intended approach to provide compensation competitive with similarly situated companies and in recognition of their performance, the Compensation Committee approved an increase in the target incentive opportunities of certain of our NEOs effective for 2022.
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Our NEOs’ target incentive opportunities for 2022 are set forth in the table below:
Name	Target Incentive Opportunity
	% of Salary	$ Value
Mr. Rawlinson	100%	$575,000
Ms. House	75%	$401,250
Mr. Bach	75%	$393,750
Mr. Bell	75%	$393,750
In March 2022, the Compensation Committee approved our 2022 annual cash incentive program providing executives (including our NEOs) and non-executives the opportunity to earn annual cash incentive compensation based on achievement of the following Company performance metrics: production volume (weighted 40%), cash management (weighted 40%), and field quality (weighted 20%). The 2022 performance goals for production volume and cash management are set forth below. We are not disclosing the performance goals for our field quality metric (which relates to vehicle warranty claims) because these amounts constitute confidential information, the disclosure of which would result in competitive harm.
	Production Volume (number of units produced by the Company during the fiscal year)			Cash Management*
	Min	Target	Max	Min	Target	Max
Performance Goals	12,000	12,500 – 13,500	14,000	(4.166B)	($3.838B)	($3.770B)
Bonus Multiplier	50%	95% – 105%	150%	50%	100%	150%
*Cash Management is a non-GAAP measure under SEC rules. Cash Management represents Lucid’s Adjusted EBITDA (as defined in the next sentence), plus capital expenditures and one-time (battery capacity) payments. Adjusted EBITDA represents Lucid’s Net Loss (as set forth in the Company’s Consolidated Statement of Operations and Comprehensive Loss), excluding interest expense, interest income, provision for (benefit from) income taxes, depreciation and amortization, change in fair value of forward contracts, change in fair value of convertible preferred stock warrant liability, change in fair value of common stock warrant liability, transaction costs expensed, and stock-based compensation.
The Company’s overall weighted achievement against the performance goals was 82%, based on production volume of 7,180 units (0% for below minimum achievement), cash management of  ($2.500B) (150% for above maximum achievement), and field quality results (110% for between target and maximum achievement).
Under our 2022 annual cash incentive program, bonuses are subject to adjustment based on a performance modifier of 0% to 150%. The Compensation Committee determined that, in light of the Company’s performance for 2022 in the face of both internal and external challenges (including supply chain and logistics issues and a challenging macroeconomic environment), and the desire to ensure senior leaders are aligned with the experience of stockholders, none of our senior executives (including our NEOs) would be awarded an annual cash incentive for 2022.
Long-Term Equity Incentive Compensation
We believe that providing long-term incentive compensation in the form of equity awards is a critical element of our executive compensation program as it encourages our NEOs to take a long-term outlook and reinforces our pay for performance culture. By providing opportunities for our employees, including our NEOs, to benefit from future successes in Lucid through the appreciation of the value of their equity awards, the Compensation Committee and the Board believe that equity awards align employees’ interests and contributions with the long-term interests of Lucid’s stockholders. In addition, the Compensation Committee and the Board believe that offering meaningful equity ownership in Lucid is helpful in retaining our NEOs and other key employees.
On June 6, 2022, our executive officers, including our NEOs (other than Mr. Rawlinson), were granted awards of RSUs. In addition to further incentivizing their continued employment with the Company, awards were informed by competitive benchmark information from the peer group, individual performance, and internal equity considerations. After review of peer group data
48	2023 Proxy Statement

provided by Pay Governance, and in view of still-outstanding value from the CEO Grant, the Compensation Committee determined not to grant Mr. Rawlinson an equity award in 2022.
Our NEOs’ equity awards in 2022 are set forth in the table below:
2022 Equity Awards to NEOs
Name	RSUs
Mr. Rawlinson	—
Ms. House	274,122
Mr. Bach	274,122
Mr. Bell	274,122
The RSUs granted to Ms. House and Messrs. Bach and Bell are generally scheduled to vest over four years, with the first 1/8 vesting on September 5, 2022 and the remainder vesting in fourteen equal quarterly installments (of 1/16 of the total award) thereafter, subject to continued service through each applicable vesting date.
Other Compensation
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program and do not provide material perquisites or personal benefits to our NEOs. In 2022, the Committee approved Mr. Rawlinson to be provided with an annual reimbursement for tax advisory and preparation fees of up to $20,000, less applicable tax deductions and withholdings, provided that he remains employed by us through the date of payment and provided further that he provides supporting documents for such expenses.
Retirement and Other Employee Benefits
We maintain a 401(k) retirement savings plan for our employees in the United States, including the NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In addition, all of our full-time employees, including the NEOs, are eligible to participate in our health and welfare plans, including medical, dental, and vision benefits, health and dependent care flexible spending accounts, and disability and life insurance.
Employment Arrangements
Mr. Rawlinson, Ms. House, and Messrs. Bach and Bell are at-will employees with no specified term of employment. As a condition of their employment, each of the NEOs was required to sign a Confidential Information and Invention Assignment Agreement (“Restrictive Covenant Agreement”) which includes, among other provisions, a 24-month post-employment non-solicit of employees and customers, a perpetual confidentiality covenant, and an assignment of inventions provision.
Termination and Change in Control Agreements
Each of our NEOs participates in the Lucid Group, Inc. Executive Severance Benefit Plan (the “Executive Severance Plan”). Under the terms of the Executive Severance Plan, participants are entitled to receive the following in the event of a termination without “cause” or on a “constructive termination” (as each such term is defined in the Executive Severance Plan) that is not a Change in Control Termination (as defined below), subject to the participant’s execution of a release of claims: (i) a continuation of base salary for the number of months set forth in the participant’s participation agreement, (ii) COBRA continuation premium payments (including a gross-up for applicable taxes) for the number of months set forth in the participant’s participation agreement, and (iii) accelerated vesting of a certain percentage of the participant’s outstanding equity awards granted prior to July 23, 2021 (but such accelerated vesting under the Executive Severance Plan does not apply to the CEO Grant, which contains its own terms relative to accelerated vesting under certain circumstances (as described below), nor to any equity awards granted on or after July 23, 2021).
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In the event of a termination without “cause” or on a “constructive termination” in each case within 3 months prior to or 12 months following a change in control (a “Change in Control Termination”), participants are entitled to receive the following, subject to the participant’s execution of a release of claims: (i) a lump-sum payment equal to the sum of base salary and target annual cash incentive divided by 12, multiplied by the number of months set forth in the participant’s participation agreement, (ii) COBRA continuation premium payments (including a gross-up for applicable taxes) for the number of months set forth in the participant’s participation agreement, and (iii) accelerated vesting of 100% of the participant’s outstanding equity awards (except, as mentioned above, in the case of the CEO Grant).
Under the Executive Severance Plan, a participant’s right to receive severance benefits terminates in the event of the participant’s breach of the Restrictive Covenant Agreement or the participant utilizes our trade secrets to solicit employees to leave us or to induce any of our then-current clients, customers, or suppliers to terminate their business relationship with us.
The severance levels that apply to each of the NEOs under the Executive Severance Plan are set forth in the table below.
Name	Severance Not in Connection with a Change in Control (Number of Months)	Severance in Connection with a Change in Control Termination (Number of Months)
Mr. Rawlinson	12	18
Ms. House	9	12
Mr. Bach	9	12
Mr. Bell	9	12
Under the terms of the Lucid Group, Inc. Vesting Acceleration Policy for Death and Disability (the “Acceleration Policy”), our NEOs are also entitled to accelerated vesting of all outstanding unvested time-based and performance-based equity awards in the event of death or disability, except to the extent the policy would be inconsistent with the terms or provisions of any award agreement, employment agreement, or other plan or agreement. The Acceleration Policy also does not apply to any equity awards granted to Mr. Rawlinson prior to September 15, 2021, the date the Acceleration Policy was adopted (including the CEO Grant). Each NEO’s severance entitlements upon certain terminations of employment and/or a change in control are described in more detail below under “Potential Payments Upon Termination or Change in Control.”
2021 CEO Grant
In March 2021, shortly after Atieva and Churchill signed the agreement for the merger of a merger subsidiary of Churchill and Atieva, with Atieva surviving such merger as a wholly owned subsidiary of Churchill (the “Merger Agreement” and the consummation of such merger, the “Merger”), the Board of Directors of Atieva approved a special restricted stock unit grant to Mr. Rawlinson (“CEO Grant”), of:
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13,834,748 time-based vesting restricted stock units, subject to ratable vesting over four years (the “CEO Time-Based RSUs”). Subject to Mr. Rawlinson’s continued employment on each vesting date, the CEO Time-Based RSUs vest in sixteen equal quarterly installments beginning on December 5, 2021.

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16,024,411 performance-based restricted stock units, subject to vesting in five tranches with each tranche tied to the attainment of market capitalization goals over the course of a five-year performance period as outlined below (the “CEO Performance RSUs”). Each tranche vests at higher multiples of the initial equity valuation of Atieva in connection with the Merger Agreement of  $11.75 billion and only when the multiple associated with each vesting tranche is sustained over a rolling six-month period, subject to Mr. Rawlinson’s continued employment through the applicable vesting date. The six-month market capitalization is calculated based on (i) the volume weighted average trading price per share over any six-month period multiplied by (ii) the average of the total number of outstanding shares of our Common Stock reported in a public filing for the two most recently completed quarterly reporting periods. This measurement period was designed to reward Mr. Rawlinson only if a sustained growth in Lucid’s market capitalization is achieved. The six-month market capitalization target for each tranche is as follows:

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Tranche	# of CEO Performance RSUs	6-Month Market Capitalization	Multiple of Initial Valuation(1)	Cumulative Growth Rate
1	3,483,568	$23.50 billion	2X	100%
2	3,483,568	$35.25 billion	3X	200%
3	3,483,568	$47.00 billion	4X	300%
4	3,483,568	$58.75 billion	5X	400%
5	2,090,140	$70.50 billion	6X	500%

(1)
Measured from the equity valuation of  $11.75 billion at the time of the Merger.

Any CEO Performance RSUs that do not vest within five years after the closing of the Merger, i.e., by July 23, 2026 (such period, the “Performance Period”), will be forfeited. Upon a termination without “cause” or upon a “constructive termination” (as each such term is defined in the CEO Grant award agreement), any unvested CEO Performance RSUs will remain outstanding and eligible to vest upon attainment of the applicable market capitalization goal for six months (or the end of the Performance Period, if sooner) following such termination of employment, subject to Mr. Rawlinson’s execution of a release of claims.
In the event of a change in control of Lucid, any unvested CEO Time-Based RSUs will vest (a) to the extent not assumed or substituted in connection with such change in control, subject to Mr. Rawlinson’s continued employment through the change in control, or (b) upon termination without “cause” or “constructive termination” within thirty days prior to the change in control, subject to Mr. Rawlinson’s execution of a release of claims. If the CEO Time-Based RSUs are assumed or substituted in connection with the change in control, any unvested CEO Time-Based RSUs will vest if Mr. Rawlinson experiences a termination without “cause” or “constructive termination” within twelve months following the change in control, subject to Mr. Rawlinson’s execution of a release of claims.
With respect to the CEO Performance RSUs, subject to Mr. Rawlinson’s continued service through the change in control, any unvested CEO Performance RSUs will vest on the change in control to the extent the per share deal price multiplied by the total number of outstanding shares of our Common Stock exceeds the applicable market capitalization goal. In addition, upon a private financing or public offering of our Common Stock with proceeds of at least $1 billion, if the price per share implied by the financing exceeds the applicable market capitalization goal, the CEO Performance RSUs associated with such goal will vest.
On March 5, 2022, the Board approved that a six-month market capitalization of  $61.98 billion of Lucid was achieved as of January 25, 2022. As a result, based on a Certification Letter provided by Aon, 13,934,272 CEO Performance RSUs relating to Tranche 1, Tranche 2, Tranche 3, and Tranche 4 vested on March 5, 2022 and were settled on March 7, 2022. As of the date of this filing, Tranche 5 is still outstanding and has not yet vested.
2022 Say-on-Pay Vote
At our 2022 Annual Meeting of Stockholders, we held a non-binding advisory stockholder vote on the compensation program for our NEOs, commonly referred to as a “say-on-pay” vote. Approximately 99% of the voting power of shares voted at the 2022 Annual Meeting of Stockholders were cast in favor of our say-on-pay proposal. The Compensation Committee considered the result of this advisory vote to be an endorsement of our compensation program, policies, practices, and philosophy for our NEOs. The Compensation Committee will continue to consider the outcome of our say-on-pay votes and our stockholders’ views when making compensation decisions for our NEOs, including the outcome of Proposal No. 3 (non-binding advisory vote on the compensation of our NEOs) at the Annual Meeting. Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for our NEOs, commonly referred to as a “say on frequency” vote, held at our 2022 Annual Meeting of Stockholders, the Board determined that we will hold our say-on-pay vote every year until the next required say on frequency vote. For more information, see Proposal No. 4 (non-binding advisory vote on the frequency of future stockholder advisory votes on the compensation of our NEOs in the proxy statement for the 2022 Annual Meeting of Stockholders). We expect to hold our next advisory vote on the frequency of say-on-pay votes at our annual meeting in 2028.
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Stock Ownership Guidelines
The Board recently adopted Stock Ownership Guidelines. Under the guidelines, our non-employee directors and executives are expected to maintain a minimum equity stake in the Company. These guidelines embody the Compensation Committee’s belief that our directors and executives should maintain a significant personal financial stake in the Company to align such individuals with our stockholders’ interests, which reduces the incentive for excessive short-term risk taking. Under the guidelines, each covered individual is expected to meet the following ownership goal within five years of January 23, 2023, the effective date of the guidelines, or within five years of first election or appointment as a covered individual, whichever comes later:
Category of Covered Individual	Ownership Goal
Non-Employee Director	5x Annual Board Cash Retainer
Chief Executive Officer	6x Annual Base Salary
Chief Financial Officer and Senior Vice Presidents	3x Annual Base Salary
The following shares subject to equity awards will be counted toward satisfaction of the ownership goal (in addition to outstanding shares of which the individual is the beneficial owner): (a) shares subject to unvested, or vested but unsettled, RSU awards; and (b) shares subject to performance-based awards for which performance conditions have been satisfied (i.e., earned performance awards at actual achievement, even if they remain subject to time-based vesting conditions). The following shares will not be counted toward satisfaction of the ownership goal: (a) shares subject to performance-based awards for which the performance conditions have not yet been satisfied; (b) shares subject to unexercised stock options or stock appreciation rights, in each case, regardless of whether vested or “in-the-money;” and (c) shares subject to equity-based awards that may only be settled in cash.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code generally imposes a $1 million cap on the federal income tax deduction for compensation paid to our “covered employees” during any fiscal year. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, and, in the exercise of its business judgment and in accordance with its compensation philosophy, the Compensation Committee retains the flexibility to award compensation even if the compensation is not deductible by us for tax purposes, and to modify compensation that was initially intended to be tax deductible if it determines such modifications are consistent with our business needs.
Accounting for Stock-Based Compensation
The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our NEOs and other employees. We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards based on the grant date “fair value” of these awards.
Compensation Risk Assessment
The Compensation Committee believes that the design, implementation, and governance of our executive compensation program are consistent with high standards of risk management. Our executive compensation program reflects an appropriate mix of compensation elements, balancing current and long-term performance objectives, cash and equity compensation, and risks and rewards. For example, to further ensure that the interests of our NEOs are aligned with those of our stockholders, long-term incentive compensation is awarded as equity subject to vesting requirements (RSUs granted by the Company to executives typically vest and settle over a four-year period). Further, executives are expected to meet the applicable stock ownership guidelines described above under “Stock Ownership Guidelines.”
Pay Governance annually conducts a detailed risk assessment of our compensation programs employing a framework to assist the Compensation Committee in ascertaining any potential material adverse risks and how they may link with our compensation programs. The results of Pay Governance’s risk assessment were presented to the Compensation Committee in June 2022. Based
52	2023 Proxy Statement

on the assessment, Pay Governance concluded, and the Compensation Committee agreed, that our compensation programs do not create any potential risk that is reasonably likely to have a material adverse effect on the Company.
Based on the above, we believe our executive compensation program effectively (i) ensures that our compensation opportunities do not encourage excessive risk taking, (ii) keeps our NEOs focused on the creation of long-term, sustainable value for our stockholders, and (iii) provides competitive and appropriate levels of compensation over time.
2023 Proxy Statement	53

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed this CD&A with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Andrew Liveris, Chair
Frank Lindenberg
Anthony Posawatz
54	2023 Proxy Statement

Summary Compensation Table
The following table sets forth the compensation awarded to or paid to our NEOs for services rendered to Lucid (or Atieva, our predecessor company) during the years ended December 31, 2022, 2021 and 2020.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Peter Rawlinson Chief Executive Officer and Chief Technology Officer	2022	575,000	—	—	—	0	21,430	596,430
	2021	528,846	2,190,761	556,086,963	—	215,625	6,569,317	565,591,512
	2020	468,077	210,000	—	—	—	—	678,007
Sherry House Chief Financial Officer	2022	518,173	—	5,249,436	—	0	—	5,767,609
	2021	317,308	141,685	16,181,280	—	124,315	1,160	16,765,748
Eric Bach Senior Vice President, Product and Chief Engineer	2022	488,942	—	5,249,436	—	0	—	5,738,378
	2021	414,423	118,248	10,000,930	—	168,750	7,186,933	17,889,284
	2020	346,731	100,000	—	691,220(5)	—	—	1,137,951
Michael Bell Senior Vice President, Digital	2022	512,981	—	5,249,436	—	0	—	5,762,417
	2021	500,962	357,726	26,783,720	—	160,274	1,232,776	29,035,458

(1)
Amounts reflect the base salary earned during the applicable year. For additional information, see “Analysis of 2022 Compensation — Base Salary” above. For Ms. House and Messrs. Bach and Bell, the 2022 amount includes salary increases, effective June 6, 2022, in the amounts of  $35,000, $75,000, and $25,000, respectively.

(2)
This column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(3)
For 2022, reflects amounts earned under our annual cash incentive program.

(4)
For 2022, the amount for Mr. Rawlinson includes reimbursement of tax advisory and preparation fees in the amount of  $20,000, (ii) executive disability insurance premiums in the amount of $650, and (iii) $780 in workplace communication reimbursement.

(5)
The grant date fair value of Mr. Bach’s option award was erroneously reported as $515,052 in our 2022 proxy statement, due to a clerical error.

2023 Proxy Statement	55

Grants of Plan-Based Awards
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter Rawlinson
2022 Annual Cash Incentive		287,500	575,000	862,500	—	—	—	—	—
Sherry House
2022 Annual Cash Incentive(1)		200,625	401,250	610,875	—	—	—
RSU	06/06/2022							274,122	5,249,436
Eric Bach					—	—	—
2022 Annual Cash Incentive(1)		196,875	393,750	590,625
RSU	06/06/2022				—	—	—	274,122	5,249,436
Michael Bell
2022 Annual Cash Incentive(1)		196,875	393,750	590,625	—	—	—
RSU	06/06/2022							274,122	5,249,436

(1)
For Ms. House and Messrs. Bach and Bell, amounts adjusted to reflect base salary increases effective June 6, 2022.

(2)
Represents the grant date fair value of RSUs granted during 2022, calculated in accordance with FASB ASC Topic 718.

56	2023 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (#)	Number of Securities Underlying Unexercised Options (#) Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Peter Rawlinson	3,379,846	—	0.37	04/16/2025
	7,931,999	—	0.83	04/21/2029
					9,511,389(2)	64,962,786	2,090,140(3)	14,275,656
Sherry House	—	—			413,126(4)	2,821,650
					222,725(5)	1,521,211
Eric Bach	879,698	—	0.83	04/21/2029
	1,195,307	655,493(1)	0.93	07/15/2030
					371,809(6)	2,539,455
					222,725(5)	1,521,211
Michael Bell	—	—			578,375(7)	3,950,301
					222,725(5)	1,521,211

(1)
The option vests in forty-eight (48) equal monthly installments beginning on April 1, 2020, subject to Mr. Bach’s continued employment as of each applicable vesting date.

(2)
The RSUs vest in sixteen equal quarterly installments beginning on December 5, 2021, subject to Mr. Rawlinson’s continued employment as of each applicable vesting date.

(3)
The CEO Performance RSUs vest in five tranches based on the achievement of market capitalization goals applicable to each tranche over any six-month period, subject to Mr. Rawlinson’s continued employment through the applicable vesting date. 13,934,272 CEO Performance RSUs relating to Tranche 1, Tranche 2, Tranche 3, and Tranche 4 vested on March 5, 2022 and were settled on March 7, 2022. The amount reported is the number of CEO Performance RSUs relating to Tranche 5, which was not vested as of December 31, 2022. The amount reported for the CEO Performance RSUs is the threshold number of shares. Amounts can be earned until July 23, 2026.

(4)
25% of the RSUs vest in August 2022 and 1/16 of the RSUs vest each quarter over twelve quarters beginning September 2022 and ending June 2025, subject to Ms. House’s continued employment as of each applicable vesting date.

(5)
1/8 of the RSUs vest on September 5, 2022 and 1/16 vest each quarter over the fourteen quarters beginning December 2022 and ending September 2025, subject to the NEO’s continued employment as of each applicable vesting date.

(6)
5/16 of the RSUs vest in August 2022 and 1/16 of the RSUs vest each quarter over eleven quarters beginning September 2022 and ending March 2025, subject to Mr. Bach’s continued employment through each applicable vesting date.

(7)
25% of the RSUs plus three quarterly installments of 1/16 of the RSUs vest in August 2022 and 1/16 of the RSUs vest each quarter over nine quarters beginning in September 2022 and ending September 2024, subject to Mr. Bell’s continued employment as of each applicable vesting date.

2023 Proxy Statement	57

Option Exercises and Stock Vested
	Option		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Peter Rawlinson	869,570	5,504,378(1)	17,392,960	372,928,375(2)
Sherry House	—	—	299,271	4,805,982(3)
Eric Bach	—	—	340,588	5,572,825(4)
Michael Bell	—	—	795,022	13,519,225(5)

(1)
Computed as the difference between the closing price of the underlying shares on the date of exercise and the exercise price of the options for Mr. Rawlinson, based on the following:

Date of Award	Exercise Date	Number of Options Exercised	Aggregate Closing Price on Exercise Date	Aggregate Exercise Price
4/17/2015	12/29/2022	869,570	$5,826,119	$321,741

(2)
Computed as the aggregate dollar amount realized upon the vesting of CEO Time-Based RSUs and CEO Performance RSUs, determined by multiplying the number of units that vested as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
03/27/21 (CEO Time-Based RSUs)	03/05/2022	864,673	$22.63	$19,567,550
	06/05/2022	864,673	$18.67	$16,143,445
	09/05/2022	864,670	$15.16	$13,108,397
	12/05/2022	864,673	$10.15	$8,8776,431
03/27/2021 (CEO Performance RSUs)	03/05/2022	13,934,271	$22.63	$315,332,552

(3)
Computed as the aggregate dollar amount realized upon the vesting of RSUs granted to Ms. House, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
06/29/2021	08/05/2022	165,248	$18.56	$3,067,002
06/29/2021	09/05/2022	41,313	$15.16	$626,305
58	2023 Proxy Statement

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
06/29/2021	12/05/2022	41,313	$10.15	$419,326
06/06/2022	09/05/2022	34,265	$15.16	$519,457
06/06/2022	12/05/2022	17,132	$10.15	$173,889

(4)
Computed as the aggregate dollar amount realized upon the vesting of RSUs granted to Mr. Bach, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
02/22/2021	08/05/2022	206,565	$18.56	$3,833,846
02/22/2021	09/05/2022	41,313	$15.16	$626,305
02/22/2021	12/05/2022	41,313	$10.15	$419,326
06/06/2022	09/05/2022	34,265	$15.16	$519,457
06/06/2022	12/05/2022	17,132	$10.15	$173,889

(5)
Computed as the aggregate dollar amount realized upon the vesting of RSUs granted to Mr. Bell, determined by multiplying the number of units vesting as of the applicable vesting date by the closing price of our Common Stock on the trading day prior to the applicable vesting date, as follows:

Date of Award	Vesting Date	Number of Shares Acquired on Vesting	Market Price at Vesting	Value Realized on Vesting
03/31/2021	08/05/2022	578,375	$18.56	$10,734,640
03/31/2021	09/05/2022	82,625	$15.16	$1,252,595
03/31/2021	12/05/2022	82,625	$10.15	$838,643
06/06/2022	09/05/2022	34,265	$15.16	$519,457
06/06/2022	12/05/2022	17,132	$10.15	$173,889
2023 Proxy Statement	59

Potential Payments Upon Termination or Change in Control
The table below sets forth the amounts of the payments and benefits that each NEO would have been entitled to receive upon a qualifying termination of employment by the Company and/or in connection with the occurrence of a change in control, in each case assuming the relevant event occurred on December 31, 2022. Please refer to “Termination and Change in Control Agreements” above for more information.
Name	Benefit	Termination Without Cause or Resignation for Good Reason Other than Change in Control	Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control	Death or Disability(1)
Peter Rawlinson	Cash severance	$575,000	$862,500	—
	Accelerated Vesting of Equity Awards	—(2)	$64,962,786(3)	—
	Health Benefits	$10,707	$16,060	—
	Total	$585,707(2)	$65,841,346(3)	—
Sherry House	Cash Severance	$401,250	$535,000	—
	Accelerated Vesting of Equity Awards	$987,577	$4,342,862	$4,342,862
	Health Benefits	$25,100	$33,466	—
	Total	$1,413,927	$4,911,328	$4,342,862
Eric Bach	Cash Severance	$393,750	$525,000	—
	Accelerated Vesting of Equity Awards	$3,508,236	$8,337,684	$8,337,684
	Health Benefits	$23,426	$31,235	—
	Total	$3,925,412	$8,893,919	$8,337,684
Michael Bell	Cash Severance	$393,750	$525,000	—
	Accelerated Vesting of Equity Awards	$1,382,605	$5,471,513	$5,471,513
	Health Benefits	$25,100	$33,466	—
	Total	$1,801,455	$6,029,979	$5,471,513

(1)
Under the Acceleration Policy, except in the case of the CEO Time-Based RSUs and CEO Performance RSUs, upon the death or disability of a NEO on December 31, 2022, all of such NEO’s outstanding equity awards would have vested. In addition, the NEOs are eligible for executive short-term and long-term disability benefits in the amounts of  $3,000 per week and $15,000 per month, respectively.

(2)
Assuming a termination without “cause” or a “constructive termination” on December 31, 2022, the remaining unvested CEO Time-Based RSUs (9,511,389 units) would have been forfeited, and the remaining unvested CEO Performance RSUs (2,090,140 units) would have remained outstanding and eligible to vest upon attainment of the performance goals for six months following such termination of employment, after which they would be forfeited if the performance goals were not attained.

(3)
Represents the value of unvested CEO Time-Based RSUs as of December 31, 2022 (9,511,389 units) which would have vested upon a termination of employment without “cause” or upon “constructive termination” on such date (or if such restricted stock units were not continued, assumed or substituted), assuming a change in control occurred on such date. The value is based on the closing price of our Common Stock on December 31, 2022 ($6.83). If a change in control had occurred on December 31, 2022 then, regardless of whether Mr. Rawlinson had terminated employment on such date, the remaining unvested CEO Performance RSU tranche (2,090,140 units) would have vested to the extent the change in control value (the product of the number of our shares outstanding as of such date and the per share price received in the change in control) equaled or exceeded the 6-month market capitalization threshold applicable to such tranche. Assuming a per share price received in such a hypothetical change in control on December 31, 2022 equal to the closing price of our Common Stock on December 31, 2022 ($6.83), such tranche would not have vested and would have been forfeited upon such change in control.

60	2023 Proxy Statement

Director Compensation
The Nominating and Corporate Governance Committee intends to periodically review our director compensation program with the assistance of its independent compensation consultant, Pay Governance. In November 2022, Pay Governance conducted an independent review of our director compensation program and recommended certain increases in the annual compensation for our non-employee directors to more closely align with the median of our peer group. Based in part on Pay Governance’s recommendations, the Nominating and Corporate Governance Committee recommended to the Board, and the Board approved, an increase of  $70,000 in the annual equity retainer to $250,000, and an increase of  $105,000 in the initial equity retainer to $375,000, in each case, effective for grants on or after our Annual Meeting.
As amended, our director compensation program permits our non-employee directors to receive the following annual retainers and equity compensation grants:
■
Board Member: $280,000, of which $30,000 is an annual cash retainer paid in quarterly installments and $250,000 of which is an annual equity retainer in the form of RSUs vesting in full on the earlier of one year following grant and the date of the next annual meeting following the grant, subject to the director’s continued service as of the applicable vesting date. For new directors, the initial equity retainer is $375,000 (instead of  $250,000) in RSUs which vest in three equal installments on the first, second, and third anniversary of the director’s service commencement date.

■
Independent Chairman: An additional $30,000 is paid for service as an independent Chairman of the Board, as an annual cash retainer.

■
Committee Chairs: Chairs of the audit, compensation, nominating and corporate governance, and executive committees receive an additional $20,000, $15,000, $8,000, and $20,000, respectively, as an annual cash retainer.

■
Committee Members: Members of the audit, compensation, nominating and corporate governance, and executive committees receive an additional $10,000, $7,500, $4,000, and $10,000, respectively, as an annual cash retainer.

We also reimburse all of our directors for (i) up to $10,000 annually for director educational programs and (ii) their reasonable travel and other expenses incurred in attending meetings of the Board or committees and training and educational conferences.
We permit directors to elect to defer settlement (beyond vesting) of annual RSUs granted following the conclusion of each regular annual meeting of stockholders, commencing with the 2022 Annual Meeting of Stockholders. Such an election generally only applies to annual RSU awards granted after the year the election is made and will continue to apply to future annual RSU awards unless the director revokes the election with respect to annual RSU awards granted after the year of revocation. Deferred RSUs, together with any additional RSUs credited by reason of a dividend paid by us, are settled upon the earlier of  (i) termination of service and (ii) a change in control.
The following table reflects information with respect to the compensation of all non-employee directors of the Company for 2022. For 2022 (i.e., prior to the above-referenced increases), the annual equity retainer was $180,000 and the initial equity retainer for new directors was $270,000.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total Compensation ($)
Andrew Liveris	95,000	185,496	—	—	280,496
Turqi Alnowaiser	48,000	185,496	—	—	233,496
Glenn R. August	44,000	185,496	—	—	229,496
Nancy Gioia	40,000	185,496	—	—	225,496
Frank Lindenberg	47,500	185,496	—	—	232,996
2023 Proxy Statement	61

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total Compensation ($)
Nichelle Maynard-Elliott	34,000	185,496	—	—	219,496
Tony Posawatz	47,500	185,496	—	—	232,996
Janet S. Wong	50,000	185,496	—	—	235,496

(1)
The amounts in this column reflect the grant date fair values of the RSUs granted to our non-employee directors during 2022, calculated in accordance with FASB ASC Topic 718. Messrs. Liveris, August, and Posawatz, and Messes. Gioia and Maynard-Elliott, have elected to defer settlement of the RSUs.

As of December 31, 2022, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors was as follows:
Name	Shares Underlying Stock Awards(1)
Andrew Liveris	17,295
Turqi Alnowaiser	17,295
Glenn R. August	17,295
Nancy Gioia	17,295
Frank Lindenberg	17,295
Nichelle Maynard-Elliott	17,295
Tony Posawatz	17,295
Janet S. Wong	17,295

(1)
Represents the number of shares underlying any outstanding unvested RSUs and/or unsettled RSUs deferred by the non-employee director. As of the date of this filing, all of such RSUs are unvested.

62	2023 Proxy Statement

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2022:
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, Rights and Restricted Stock Units (a)(1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)(3)
Equity Compensation Plans Approved by Security Holders	79,583,873	$1.19	26,904,705
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	79,583,873	$1.19	26,904,705

(1)
Consists of options to purchase shares of our Common Stock and restricted stock unit awards representing the right to acquire shares of our Common Stock.

(2)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding restricted stock unit awards, which have no exercise price.

(3)
Consists of shares of Common Stock remaining available for issuance under both the Plan and the ESPP Addendum.

2023 Proxy Statement	63

CEO PAY RATIO
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2022 (the first year for which we are required to provide such information):
■
the Annual Total Compensation of our CEO was $604,114;

■
the Annual Total Compensation of our median employee was $106,229; and

■
the ratio of these two amounts was 6 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.

“Annual Total Compensation” of our CEO and median employee for purposes of the Pay Ratio Rule was calculated using the same methodology we used for purposes of determining the annual total compensation for our NEOs for 2022 (as set forth in the Summary Compensation Table), adjusted to include the cost to the Company in 2022 of group medical, dental, and vision coverages, which are provided to all employees on a non-discriminatory basis. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
We used December 31 as the date for determining the employees to be considered in computing the pay ratio. As of December 31, 2022, our employee population consisted of approximately 7,260 individuals (of which approximately 96% were located in the United States and approximately 4% were located in jurisdictions outside the United States). Our employee population consisted of our global workforce of full-time, part-time, seasonal, and temporary employees.
To identify our median employee from our total employee population (excluding our CEO), we used “base pay” for the full 2022 calendar year as our consistently applied compensation measure, which was determined using base salary or base hourly wage as reflected in our payroll records. Based on our consistently applied compensation measure, several employees were at the median compensation level. The median employee was determined by calculating Annual Total Compensation for all such employees and identifying the median compensated employee from this group. Using the methodologies described above, our median employee was a full-time, hourly employee located in the United States with Annual Total Compensation of  $106,229.
64	2023 Proxy Statement

PAY VERSUS PERFORMANCE
The following table sets forth the compensation for our CEO (also referred to as “PEO”) and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2022 and 2021. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income and Revenue.
Pay Versus Performance
					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2) ($)	Total Shareholder Return(3) ($)	Peer Group Total Shareholder Return(3) ($)	Net Income (in Thousands)(4) ($)	Revenue (in Thousands)(5) ($)
2022	596,430	(643,851,664)	5,756,135	(29,632,802)	28.16	79.05	(1,314,766)	608,181
2021	565,591,512	1,148,791,229	21,230,163	55,097,849	156.91	109.93	(2,579,761)	27,111

(1)
Compensation for our PEO, Peter Rawlinson, reflects the amounts reported in the Summary Compensation Table for the respective years. Average compensation for non-PEOs includes the following NEOs for 2022 and 2021: Sherry House, Eric Bach and Michael Bell. For 2021, the amounts include pre-Merger compensation (consistent with the Summary Compensation Table) from our predecessor company, Atieva. The Merger occurred in July 2021, at which time we became an operating business. Prior to the Merger, Churchill was a blank check company and did not engage in any operations and did not pay executive compensation (its activities were limited to preparing for its 2020 offering, identifying a target for its business combination, and activities in connection with the acquisition of Atieva). Accordingly, this Pay Versus Performance disclosure does not include executive compensation or financial performance information for 2020.

(2)
Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEOs in 2022 and 2021 reflects the respective amounts set forth in the “Summary Compensation Table Total for PEO” and “Average Summary Compensation Table Total for Non-PEO Named Executive Officers,” adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year. For information regarding the decisions made by the Compensation Committee regarding the PEO’s and our other NEOs’ compensation for 2022, see “Analysis of 2022 Compensation” above.

	PEO 2022 ($)	PEO 2021 ($)	Non-PEOs 2022 ($)	Non-PEOs 2021 ($)
Summary Compensation Table Total	596,430	565,591,512	5,756,135	21,230,163
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	—	556,086,963	5,249,436	17,655,310
Plus Fiscal Year-End Fair Value for Awards Granted in the Covered Year and Outstanding at Fiscal Year-End	—	1,092,809,021	1,521,212	33,534,732
Change in Fiscal Year-End Fair Values of Outstanding Unvested Awards from Prior Years	(366,333,502)	—	(20,973,900)	13,440,337
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year and Vest-Date Fair Value of Awards Vesting in Grant Year	(278,114,592)	46,477,659	(10,686,813)	4,547,926
Less Fair Value of Awards Forfeited during the Covered Year	—	—	—	—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	—	—	—	—
2023 Proxy Statement	65

	PEO 2022 ($)	PEO 2021 ($)	Non-PEOs 2022 ($)	Non-PEOs 2021 ($)
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	—	—	—	—
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	—	—	—
Compensation Actually Paid	(643,851,664)	1,148,791,229	(29,632,802)	55,097,849
Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
(3)
TSR is cumulative for the measurement periods beginning on July 23, 2021 (the date of the Merger) and ending on December 31 of each of 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is the same as for the Comparative Total Return Analysis in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(4)
Amounts reflect “Net Loss” in the Company’s Consolidated Statements of Operations and Comprehensive Loss included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended December 31, 2022 and 2021. For 2021, the amount accounts for applicable pre-Merger financial information of our predecessor company, Atieva.

(5)
The following table sets forth an unranked list of the performance measures which we view as the “most important” measures for linking our NEOs’ compensation actually paid, for the most recently completed fiscal year, to performance.

Performance Measures
Revenue
Stock Price
Cash Management
Field Quality
The following are graphical descriptions of the relationships between compensation actually paid to our NEOs versus our cumulative TSR, Net Income, and Revenue, and between our cumulative TSR and our peer group's cumulative TSR, for the periods covered in the Pay Versus Performance table.

66	2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of February 15, 2023 by:
■
each person whom we know to own beneficially more than 5% of our Common Stock;

■
each of our current named executive officers and directors individually; and

■
all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of February 15, 2023. Shares issuable pursuant to such options and warrants are deemed outstanding for computing the beneficial ownership of the person holding such options but are not outstanding for computing the beneficial ownership of any other person. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares. The beneficial ownership of our Common Stock in the “Shares Beneficially Owned” column in the table is based on 1,830,421,454 shares of our Common Stock issued and outstanding as of February 15, 2023.
	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percentage
Five Percent Holders
The Public Investment Fund(2)	1,109,006,595	60.6%
Named Executive Officers and Directors
Peter Rawlinson(3)	21,357,005	1.2%
Sherry House(4)	142,600	*
Eric Bach(5)	3,278,066	*
Michael Bell(6)	460,850	*
Turqi Alnowaiser(7)	1,103,039,076	60.3%
Glenn R. August(8)	13,862,310	*
Nancy Gioia(9)	128,736	*
Frank Lindenberg(10)	3,736	*
Andrew Liveris(11)	1,302,358	*
Nichelle Maynard-Elliott(12)	3,736	*
Tony Posawatz(13)	42,105	*
Janet S. Wong(14)	3,736	*
All executive officers and directors as a group (12 individuals)	1,143,624,314	62.5%

*
Less than 1%

2023 Proxy Statement	67

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Lucid Group, Inc., 7373 Gateway Blvd., Newark, CA 94560.

(2)
Based on the Schedule 13D/A filed with the SEC on December 28, 2022 by the Public Investment Fund of Saudi Arabia (“PIF”). According to the Schedule 13D/A, PIF has sole voting power over 8,041,393 shares of Common Stock held directly by PIF, shared voting power over 1,100,965,202 shares of Common Stock held by Ayar and sole dispositive power over 1,109,006,595 shares of Common Stock held either by PIF or Ayar. Ayar is a wholly owned subsidiary of PIF. The Board of Directors of PIF has dispositive power over the shares held by PIF and Ayar. Each of the Board of Directors of PIF, H.E. Al-Rumayyan and Turqi Alnowaiser has shared voting power over the shares held by Ayar. Neither H.E. Al-Rumayyan, who is the Governor of PIF, nor Mr. Alnowaiser, who is Deputy Governor and Head of the International Investments Division of PIF, has a pecuniary interest in the shares held by Ayar, and each of H.E. Al-Rumayyan and Mr. Alnowaiser disclaims beneficial ownership of the shares held by Ayar. Interests shown do not include 4,654,595 shares of Common Stock held by H.E. Al-Rumayyan or 2,073,874 shares of Common Stock held by Mr. Alnowaiser. The business address for PIF and for H.E. Al-Rumayyan is Alr’idah Digital City, Building MU04, Al Nakhil District, P.O. Box 6847, Riyadh 11452, The Kingdom of Saudi Arabia.

(3)
Interests shown consist of 10,045,160 shares of Common Stock and 11,311,845 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of February 15, 2023.

(4)
Interests shown consist of 142,600 shares of Common Stock.

(5)
Interests shown consist of 1,125,943 shares of Common Stock and 2,152,123 shares of Common Stock subject to option awards that are currently exercisable or exercisable within 60 days of February 15, 2023.

(6)
Interests shown consist of 460,850 shares of Common Stock.

(7)
Interests shown consist of  (i) 2,073,874 shares of Common Stock held by Mr. Alnowaiser and (ii) 1,100,965,202 shares of Common Stock held by Ayar. Mr. Alnowaiser, who is Deputy Governor and Head of the International Investments Division of PIF, has shared voting power with respect to the shares held by Ayar and has no pecuniary interest in and disclaims beneficial ownership of such shares. See note (2) above.

(8)
Interests shown consist of  (i) 3,736 shares of Common Stock held by Mr. August and (ii) 7,000,000 shares of Common Stock and 6,858,574 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock held by OHA Partner Global Co-Investment III, LLP (“OHA PGCI3”). Mr. August has investment control over OHA PGCI3 and may be deemed to be a beneficial owner of such shares and warrants held by OHA PGCI3. The business address for OHA PGCI3 is OHA PGCI3, c/o Oak Hill Advisors, L.P., 1 Vanderbilt Avenue 16th Floor, NYC, NY 10017.

(9)
Interests shown consist of 128,736 shares of Common Stock.

(10)
Interests shown consist of 3,736 shares of Common Stock.

(11)
Interests shown consist of  (i) 539,011 shares of Common Stock held by Mr. Liveris and (ii) 400,000 shares of Common Stock and 363,347 shares of Common Stock issuable upon exercise of warrants to purchase shares of Common Stock held by Liveris Capital Partners LLC. Mr. Liveris has investment control over Liveris Capital Partners and disclaims beneficial ownership of such shares and warrants held by Liveris Capital Partners LLC. The business address for Liveris Capital Partners LLC is c/o BDO 225 N E Mizner Blvd, Suite 685, Boca Raton, FL 33432.

(12)
Interests shown consist of 3,736 shares of Common Stock.

(13)
Interests shown consist of 42,105 shares of Common Stock.

(14)
Interests shown consist of 3,736 shares of Common Stock.

68	2023 Proxy Statement

Certain Relationships and Related Party Transactions
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
■
the amounts involved exceeds $120,000; and

■
any of our directors, director nominees executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Compensation arrangements are described where required under the sections entitled “Director Compensation” and “Executive Compensation.”
Professional Services Contract
On July 14, 2021, a subsidiary of our predecessor, Atieva, entered into a master services agreement with Emdad Al Khebrat Limited Company (“Emdad”), an entity wholly owned by the PIF, the parent entity of Ayar, our controlling stockholder. Pursuant to the agreement, Emdad provided direct hire and contractor staffing services to us. We made payments of approximately $155,339 in 2022.
Public Investment Fund Internship Agreement
On July 26, 2021, we entered into an agreement with PIF to implement a recruitment and talent development program pursuant to which we agreed to evaluate, employ and train participants nominated by PIF during six-month internships, and PIF agreed to reimburse us for expenses related to participant wages, visa fees, medical insurance, airfare and housing incurred by us. We expect to be reimbursed by PIF in an aggregate amount of approximately $1.0 million for fees incurred in 2022.
Financial Advisor
On December 2, 2021, we entered into an engagement letter with The Klein Group, LLC (the “Klein Group”), an affiliate of the Sponsor, pursuant to which we engaged the Klein Group for financial advisory services. Pursuant to the engagement letter, we agreed to pay the Klein Group a quarterly retainer fee of  $300,000. In addition, if we conduct certain capital markets financings during the terms of the engagement, we agreed to pay the Klein Group a fee that is the lesser of  (i) 50% of the total fees payable to the “lead left” investment bank engaged in connection with such financing or (ii) 15% of total fees paid in aggregate to the underwriting syndicate in connection with such financing. Pursuant to the engagement letter, we have incurred aggregate fees of approximately $1.3 million for the year ended 2022. Klein Group ceased to be a related person in January 2023.
Saudi Arabia Manufacturing Facility Lease
On February 27, 2022, we announced that we selected King Abdullah Economic City (“KAEC”) in Saudi Arabia as the location of our first international manufacturing plant and, through our subsidiary, entered into a development lease agreement with Emaar, The Economic City (“Emaar”) at KAEC. PIF owns an approximately 25% interest in Emaar, the developer of KAEC. We expect to make payments under the agreement in the aggregate amount of approximately $30 million.
Gulf International Bank Facility Agreement
On April 29, 2022, our subsidiary Lucid LLC entered into a revolving credit facility agreement (the “GIB Facility Agreement”) with Gulf International Bank Saudi Arabia (“GIB”), maturing on February 28, 2025. PIF owns an approximately 98% interest in GIB. The GIB Facility Agreement provides for two committed revolving credit facilities in an aggregate principal amount of SAR 1 billion (approximately $266.1 million). SAR 650 million (approximately $173.0 million) under the GIB Facility Agreement is available as bridge financing (the “Bridge Facility”) of Lucid LLC’s capital expenditures in connection with our Advanced Manufacturing Plant 2 in Saudi Arabia (“AMP-2”). The remaining SAR 350 million (approximately $93.1 million) may be used for general corporate purposes (the “Working Capital Facility”). Loans under the Bridge Facility and the Working Capital Facility will have a maturity of no more than 12 months. The Bridge Facility will bear interest at a rate of 1.25% per annum over 3-month SAIBOR and the Working Capital Facility will bear interest at a rate of 1.70% per annum over 1- to 3-month SAIBOR and associated fees. We are required to pay a quarterly commitment fee of 0.15% per annum based on the unutilized portion of the GIB Credit Facility. Commitments under the GIB Facility Agreement will terminate, and all amounts then outstanding thereunder will become payable, on the maturity date of the GIB Facility Agreement. The GIB Facility Agreement contains certain conditions precedent to drawdowns,
2023 Proxy Statement	69

representations and warranties and covenants of Lucid LLC and events of default. The largest aggregate amount of principal outstanding under the GIB Facility Agreement during fiscal year 2022 was SAR 51 million (approximately $13.6 million). During fiscal year 2022, we repaid SAR 40 million (approximately $10.6 million) of principal and SAR 0.9 million (approximately $0.3 million) of interest under the GIB Facility Agreement. As of December 31, 2022, we had outstanding borrowings of SAR 36 million (approximately $9.6 million) with interest rate of 6.40% from the Working Capital Facility. As of December 31, 2022, available borrowings are SAR 650 million (approximately $173.0 million) and SAR 314 million (approximately $83.5 million) under the Bridge Facility and Working Capital Facility, respectively. Lucid LLC is expecting to enter into an amendment of the GIB Facility Agreement to combine the Bridge Facility and the Working Capital Facility into a committed SAR 1 billion (approximately $266.1 million) revolving credit facility, which will bear interest at a rate of 1.4% per annum over SAIBOR (based on the term of borrowing) and associated fees.
Construction Service Contract
On July 1, 2022, Lucid LLC entered into a master services agreement and related agreements with Al Bawani Company Limited (“Al Bawani”) for certain design and construction services in connection with the development of AMP-2. PIF owns an approximately 30% interest in Al Bawani. The capital expenditures incurred under these agreements were SAR 109.5 million (approximately $29.1 million) for fiscal year 2022. Amounts due to Al Bawani under these agreements were SAR 42.1 million (approximately $11.2 million) as of December 31, 2022.
Subscription Agreement
On November 8, 2022, we entered into a subscription agreement (the “Subscription Agreement”) with Ayar, pursuant to which Ayar agreed to purchase from us up to $915.0 million of shares of our Common Stock in one or more private placements through March 31, 2023. In December 2022, we issued 85,712,679 shares to Ayar pursuant to the Subscription Agreement at a weighted average price per share of  $10.68, and received aggregate proceeds of  $915.0 million. Ayar has agreed not to sell, transfer, pledge or otherwise dispose of shares of Common Stock they hold or receive for a period of six months after the date of any private placement.
Amendment to Investor Rights Agreement
On November 8, 2022, we entered into an amendment to the Investor Rights Agreement (the “IRA Amendment”). Pursuant to the IRA Amendment, Ayar is entitled to certain registration rights, including demand, piggy-back and shelf registration rights, with respect to the shares of Common Stock Ayar purchased pursuant to the Subscription Agreement.
In addition, if we commence certain equity and equity-linked offerings, we have agreed to provide Ayar with advance notice and an opportunity to participate as a purchaser in such offering or in a private placement substantially concurrent with such offering, subject to certain conditions. This provision will automatically terminate after such time as Ayar ceases to own at least 40% of the our outstanding Common Stock.
Connectivity Services Agreement
On February 28, 2023, Lucid LLC entered into a master services agreement and related agreements with Saudi Telecommunication Company (“STC”), pursuant to which STC will provide connectivity services for Lucid vehicles in Saudi Arabia and certain countries in the Middle East. PIF owns an approximately 64% interest in STC. The amounts payable under these agreements is dependent on volume per month per vehicle and the exact amounts cannot be estimated at this time.
National Automotive and Vehicles Academy of Saudi Arabia
In March 2023, Lucid LLC joined the National Automotive and Vehicles Academy of Saudi Arabia (the “Automotive Academy”), a non-profit vocational training institute that falls under the Saudi Arabian government’s Strategic Partnership Institute model, by appointing a representative to the Board of Trustees of the Automotive Academy. The Automotive Academy is expected to cater to the growing automotive ecosystem in Saudi Arabia by providing educational services to Lucid and other automotive-related manufacturers in Saudi Arabia and will be geared toward training of factory workers. PIF is a participant in the Automotive Academy and currently holds the majority of the seats of the Board of Trustees. As of the date hereof, Lucid is not expected to make any financial contributions and the potential benefits to Lucid resulting from the participation in the Automotive Academy cannot be estimated at this time.
70	2023 Proxy Statement

Other Transactions
During fiscal year 2022, Turqi Alnowaiser, Glenn R. August, Tony Posawatz and Sherry House each purchased Lucid Air vehicles at prices ranging from approximately $150,000 to $186,000 (after taxes and fees). No such director or officer received a discount on the purchase price.
Executive Officer and Director Compensation Arrangements
See “Executive Compensation” and “Director Compensation” for information regarding compensation arrangements with our executive officers and directors, respectively, which include, among other things, employment, termination of employment and change in control arrangements, stock awards, stock options and certain other benefits.
Director and Executive Officer Indemnification
Our certificate of incorporation provides for indemnification for directors and certain officers to the fullest extent permitted by law. We entered into indemnification agreements with each director and executive officer and certain other officers. Such agreements provide among other things, our officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at our request as directors, officers, employees or other agents of any other affiliated entity, to the fullest extent permitted by law.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
■
any person who is, or at any time during the applicable period was, one of our executive officers or directors;

■
any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

■
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock; and

■
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any actual or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, our Audit Committee has the responsibility to review related person transactions.
Our Audit Committee has also established standing pre-approvals for certain classes of related party transactions, such as sales of our vehicles, parts, services, merchandise, and other Lucid products and services purchased by related persons at market prices.
2023 Proxy Statement	71

Householding of Proxy Materials; Availability of Annual Report
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Proxy Availability Notice or proxy materials will be delivered in a single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker, bank or other institution where you hold your shares. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker, bank or other institution where they hold their shares. In addition, we will promptly deliver, upon written or oral request to Lucid Investor Relations at 7373 Gateway Boulevard, Newark, CA 94560, by email: investor@lucidmotors.com, or by telephone: (510) 648-3553, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 28, 2023, is available without charge upon written request to Investor Relations, Lucid Group, Inc., 7373 Gateway Boulevard, Newark, CA 94560 or by accessing a copy on our website at ir.lucidmotors.com/financials/sec-filings in the Investors section under “SEC Filings.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Other Matters
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
72	2023 Proxy Statement

Annex A
LUCID GROUP, INC.
SECOND AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN
2023 Proxy Statement

2023 Proxy Statement	A-i

A-ii	2023 Proxy Statement

2023 Proxy Statement	A-iii

A-iv	2023 Proxy Statement

LUCID GROUP, INC.
SECOND AMENDED AND RESTATED 2021 STOCK INCENTIVE PLAN
SECTION 1.   ESTABLISHMENT AND PURPOSE.
The Plan was initially adopted by the Board on February 22, 2021. The Plan was amended on June 21, 2021, amended and restated on April 27, 2022, and amended and restated on March 2, 2023. Unless otherwise specifically provided in the Plan, the Plan shall be effective as of the Effective Date. The Plan’s purpose is to enhance the Company’s ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Company and its Subsidiaries and Affiliates by providing these individuals with equity ownership and other incentive opportunities.
The Plan is intended as the successor to and continuation of the 2021 Plan. Following the Effective Date, no additional stock awards may be granted under the 2021 Plan, 2014 Plan or 2009 Plan. From and after the Effective Date, all outstanding stock awards granted under the 2021 Plan, 2014 Plan and 2009 Plan will remain subject to the terms of the 2021 Plan, 2014 Plan or 2009 Plan, as applicable; provided, however, that any Shares subject to stock awards granted under the 2021 Plan, 2014 Plan or 2009 Plan outstanding as of the Effective Date that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (iii) are reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (the “Returning Shares”) will immediately be added to the Shares available for issuance under this Plan (as further described in Section 5(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after the Effective Date will be subject to the terms of this Plan.
SECTION 2.   DEFINITIONS.
(a)   “2009 Plan” means the 2009 Share Plan of Atieva, Inc., as amended.
(b)   “2014 Plan” means the 2014 Share Plan of Atieva, Inc., as amended.
(c)   “2021 Plan” means the Atieva, Inc. 2021 Stock Incentive Plan, as amended.
(d)   “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
(e)   “Award” means any award of an Option, a SAR, a Restricted Share, a Restricted Stock Unit, a Cash-Based Award or a Stock Purchase Right under the Plan.
(f)   “Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.
(g)   “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.
(h)   “Cash-Based Award” means an Award that entitles the Participant to receive a cash-denominated payment.
(i)   “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and the Company applicable to an Award, any of the following: (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) Participant’s conviction of a felony, any crime involving moral turpitude or a misdemeanor where imprisonment is imposed, (iv) Participant’s gross incompetence in performing his or her duties to the Company or any of its Subsidiaries or Affiliates, (v) Participant’s material failure to comply with applicable laws or governmental regulations related to or in the course of Participant’s employment with or providing services to the Company or any of its Subsidiaries or Affiliates, (vi) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (vii) Participant’s willful breach of any of his or her obligations under any written agreement or covenant
2023 Proxy Statement	A-1

with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.
(j)   “Change in Control” means the occurrence of any of the following events:
(i)
A change in the composition of the Board occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)
Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)
Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;
(ii)
Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding Shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company;

(iii)
The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of  (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or

(iv)
The sale, transfer, or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (j)(i) above, the term “look-back” date means the later of  (1) the Effective Date and (2) the date that is 24 months prior to the date of the event that may constitute a Change in Control.
For purposes of subsection (j)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.
Any other provision of this Section 2(j) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission in connection with an initial or secondary public offering of securities or debt of the Company to the public.
(k)   “Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
(l)   “Committee” means the Compensation Committee as designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.
A-2	2023 Proxy Statement

(m)   “Company” means Lucid Group, Inc., a Delaware corporation, or any successor thereto.
(n)   “Consultant” means an individual who is a consultant or advisor and who provides bona fide services to the Company, a Parent, a Subsidiary, or an Affiliate as an independent contractor (not including service as a member of the Board) or a member of the Board of a Parent or a Subsidiary, in each case who is not an Employee.
(o)   “Disability” (i) means any permanent and total disability as defined by Section 22(e)(3) of the Code.
(p)   “Effective Date” means the original effective date of this Plan, which was July 23, 2021, the date of the closing of the transactions contemplated by the Agreement and Plan of Merger by and among Churchill Capital Corp IV, a Delaware corporation (the “SPAC”), a new wholly-owned subsidiary of the SPAC and the Company, dated as of February 22, 2021 (the “Merger Agreement”).
(q)   “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate.
(r)   “ESPP Addendum” means the Lucid Group, Inc. 2021 Employee Stock Purchase Plan attached to this Plan as Exhibit A.
(s)   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(t)   “Exercise Price” means, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Option Award Agreement. “Exercise Price” means, in the case of a SAR, an amount, as specified in the applicable SAR Award Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(u)   “Fair Market Value” with respect to a Share, means the market price of one Share, determined by the Committee as follows:
(i)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

(ii)
If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or

(iii)
If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(v)   “ISO” means an employee incentive stock option described in Section 422 of the Code.
(w)   “Nonstatutory Option” or “NSO” means an employee stock option that is not an ISO or a Stock Purchase Right.
(x)   “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.
(y)   “Outside Director” means a member of the Board who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.
(z)   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(aa)   “Participant” means a person who holds an Award.
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(bb)   “Plan” means this Second Amended and Restated 2021 Stock Incentive Plan of Lucid Group, Inc., as amended from time to time.
(cc)   “Purchase Price”means the consideration for which one Share may be acquired under the Plan (other than upon (i) exercise of an Option or (ii) exercise of any Stock Purchase Right under the ESPP Addendum), as specified by the Committee.
(dd)   “Restatement Date” means the date of the Company’s 2022 Annual Meeting of Stockholders, and “Second Restatement Date” means the date of the Company’s 2023 Annual Meeting of Stockholders.”
(ee)   “Restricted Share” means a Share awarded under the Plan.
(ff)   “Restricted Stock Unit” means a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Award Agreement.
(gg)   “SAR” means a stock appreciation right granted under the Plan.
(hh)   “Section 409A” means Section 409A of the Code.
(ii)   “Securities Act” means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.
(jj)   “Service” means service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.
(kk)   “Share” means one Share of Stock, as adjusted in accordance with Section 13 (if applicable).
(ll)   “Stock” means the Common Stock of the Company.
(mm)   “Stock Purchase Right” means an option to purchase Shares granted pursuant to the ESPP Addendum.
(nn)   “Subsidiary” means any corporation, if the Company owns and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. The determination of whether an entity is a “Subsidiary” shall be made in accordance with Section 424(f) of the code.
SECTION 3. ADMINISTRATION.
(a)   Committee Composition.   The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such requirements of the New York Stock Exchange (“NYSE”) or the Nasdaq Stock Market (“Nasdaq”), as applicable, and as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
(b)   Committee Appointment.   The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan, grant Awards under the Plan and determine all terms of such grants, in each case with respect to all Employees, Consultants and Outside Directors (except such as may be on such committee), provided that such committee or committees may perform these functions only with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board or Committee may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16
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of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board or Committee shall specify the total number of Awards that such officers may so award.
(c)   Committee Responsibilities.   Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)
To interpret the Plan and to apply its provisions;

(ii)
To adopt, amend, or rescind rules, procedures, and forms relating to the Plan;

(iii)
To adopt, amend, or terminate (A) the ESPP Addendum and (B) any sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)
To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)
To determine when Awards are to be granted under the Plan;

(vi)
To select the Participants to whom Awards are to be granted;

(vii)
To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

(viii)
To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price of any Award, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as an NSO, to specify the provisions of the agreement relating to such Award and to determine and establish the terms and conditions of any Stock Purchase Right granted pursuant to the ESPP Addendum;

(ix)
To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)
To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)
To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)
To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)
To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(xiv)
To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting, and/or ability to retain any Award;

(xv)
to administer the ESPP Addendum and exercise such authority and take such actions as set forth in the ESPP Addendum; and

(xvi)
To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.
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SECTION 4.   ELIGIBILITY.
(a)   General Rule.   Only Employees, Consultants and Outside Directors shall be eligible for the grant of Awards. Only common-law employees of the Company, a Parent, or a Subsidiary shall be eligible for the grant of ISOs and Stock Purchase Rights.
(b)   Ten-Percent Stockholders.   An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.
(c)   Attribution Rules.   For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries.
(d)   Outstanding Stock.   For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.
SECTION 5.   STOCK SUBJECT TO PLAN; DIRECTOR COMPENSATION LIMIT.
(a)   Basic Limitation.   Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. As of the Second Restatement Date, the maximum aggregate number of Shares authorized for issuance as Awards under the Plan on or after the Effective Date shall not exceed the sum of  (x) 75,669,244 Shares (consisting of  (i) 39,166,575 Shares approved by the Board on March 2, 2023, (ii) 15,000,000 Shares approved by the Board on April 27, 2022, (iii) 12,500,000 Shares initially authorized for issuance under the Plan as of the Effective Date and (iv) an additional 9,002,669 Shares initially authorized under the Plan as of the Effective Date which represents the number of Shares equal to the number of unallocated shares of stock of Atieva, Inc. remaining available for issuance under the 2021 Plan, 2014 Plan and 2009 Plan as of the Effective Date (as adjusted by the conversion ratio pursuant to the terms of the Merger Agreement in connection with the consummation of the transactions contemplated by the Merger Agreement)), plus (y) the Returning Shares, if any, which become available for grant under this Plan from time to time on or after the Effective Date. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan on or after the Effective Date shall not exceed 75,669,244 Shares plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 5(c). In addition, notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of Stock Purchase Rights granted under the Plan and the ESPP Addendum on or after the Effective Date shall not exceed 75,669,244 Shares. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 13. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)   Additional Shares.   If Restricted Shares or Shares issued upon the exercise of options are forfeited, then such Shares shall again become available for Awards under the Plan. If Restricted Stock Units, Options, SARs or Stock Purchase Rights are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then the corresponding Shares shall again become available for Awards under the Plan. If Restricted Stock Units or SARs are settled, then only the number of Shares (if any) actually issued in settlement of such Restricted Stock Units or SARs shall reduce the number available in Section 5(a) and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. Any Shares withheld to satisfy the Exercise Price or tax withholding obligation pursuant to any Award of Options or SARs shall be added back to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.
(c)   Substitution and Assumption of Awards.   The Committee may make Awards under the Plan by assumption, substitution, or replacement of stock options, stock appreciation rights, restricted stock units, or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution, or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation, or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added
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to the Shares available for Awards under the Plan as provided in Section 5(b) above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.
(d)   Outside Director Compensation Limit.   The maximum number of Shares subject to Awards granted under the Plan or otherwise during any one calendar year to any Outside Director, taken together with any cash fees paid by the Company to such Outside Director during such calendar year for service on the Board (excluding any arrangements entered into prior to the Effective Date), will not exceed seven-hundred and fifty thousand dollars ($750,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes, or, with respect to the calendar year in which an Outside Director is first appointed or elected to the Board, one-million dollars ($1,000,000)).
(e)   No Repricing.   Notwithstanding any other provision of the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, a Change in Control and any transaction or event described in Section 13), the Committee may not, without stockholder approval, (X) effect any repricing or buyout of any “underwater” Option or SAR, including by: (i) amending or modifying the terms of the Option or SAR to lower the exercise price; (ii) cancelling the underwater Option or SAR and granting in exchange therefor either (A) replacement Options or SARs having a lower exercise price or (B) Restricted Shares or Restricted Stock Units; or (iii) cancelling or repurchasing the underwater Options or SARs for cash or other securities or (Y) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal securities market on which Stock is traded. Any amendment or repeal of this Section 5(e) shall require the approval of the stockholders of the Company.
(f)   Prohibition on Dividends on Unvested Awards.   Dividends or dividend equivalents may be credited on behalf of a Participant with respect to the unvested portion of an Award, in accordance with the other terms of the Plan (and applicable Award Agreement). However, for the avoidance of doubt, in no event shall any dividends or dividend equivalents credited with respect to the unvested portion of an Award be distributed to the Participant unless or until such unvested portion of the Award has been earned (if applicable) and has vested.
SECTION 6.   RESTRICTED SHARES.
(a)   Restricted Share Award Agreement.   Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.
(b)   Payment for Awards.   Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services, and future services.
(c)   Vesting.   Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.
(d)   Voting and Dividend Rights.   A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other stockholders, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee’s discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. At the Committee’s discretion, the Restricted Share Award Agreement may require that the holder of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions as the Award with respect which the dividend was paid. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company’s other stockholders in respect of such unvested Restricted Shares.
(e)   Restrictions on Transfer of Shares.   Restricted Shares shall be subject to such rights of repurchase, rights of first refusal, or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
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SECTION 7.   TERMS AND CONDITIONS OF OPTIONS.
(a)   Option Award Agreement.   Each grant of an Option under the Plan shall be evidenced by an Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Option Award Agreement. The Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Option Award Agreements entered into under the Plan need not be identical.
(b)   Number of Shares.   Each Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 13.
(c)   Exercise Price.   Each Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
(d)   Withholding Taxes.   As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)   Exercisability and Term.   Each Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Option Award Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(b)). An Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.
(f)   Exercise of Options.   Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)   No Rights as a Stockholder.   A Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a share certificate for such Shares. No adjustments shall be made, except as provided in Section 13.
(h)   Modification, Extension and Renewal of Options.   Subject to Section 5(e), within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option; provided, however, that an amendment or modification that may cause an ISO to become a NSO, and any amendment or modification that is required to comply with the rules applicable to ISOs, shall not be treated as materially impairing the rights or obligations of the Participant.
(i)   Restrictions on Transfer of Shares.   Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Committee may determine. Such
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restrictions shall be set forth in the applicable Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
(j)   Buyout Provisions.   Subject to Section 5(e), the Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
(k)   No Dividend Equivalents on Options.   No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options (except pursuant to an adjustment or other action contemplated by Section 13).
SECTION 8.   PAYMENT FOR SHARES.
(a)   General Rule.   The entire Exercise Price or Purchase Price of Shares issued under the Plan (other than Shares issued under the ESPP Addendum which shall be governed by the terms of the ESPP Addendum) shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below. The payment for Shares issuable pursuant to the ESPP Addendum shall be subject to the terms and conditions as set forth in the ESPP Addendum.
(b)   Surrender of Stock.   To the extent that an Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his or her representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price of an Option if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)   Services Rendered.   At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d)   Cashless Exercise.   To the extent that an Option Award Agreement so provides, if the Stock is traded on an established securities market, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
(e)   Exercise/Pledge.   To the extent that an Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
(f)   Net Exercise.   To the extent that an Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or any other form of payment permitted under the Option Award Agreement.
(g)   Promissory Note.   To the extent that an Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.
(h)   Other Forms of Payment.   To the extent that an Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations, and rules.
(i)   Limitations under Applicable Law.   Notwithstanding anything herein or in an Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.
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SECTION 9.   STOCK APPRECIATION RIGHTS.
(a)   SAR Award Agreement.   Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.
(b)   Number of Shares.   Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 13.
(c)   Exercise Price.   Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.
(d)   Exercisability and Term.   Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, retirement, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e)   Exercise of SARs.   Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(f)   Modification, Extension or Assumption of SARs.   Subject to Section 5(e), within the limitations of the Plan, the Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or cash. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
(g)   Buyout Provisions.   Subject to Section 5(e), the Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (ii) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
(h)   No Dividend Equivalents on SARs.   No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs (except pursuant to an adjustment or other action contemplated by Section 13).
SECTION 10.   RESTRICTED STOCK UNITS.
(a)   Restricted Stock Unit Award Agreement.   Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Award Agreement between the Participant and the Company. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Award Agreements entered into under the Plan need not be identical.
(b)   Payment for Awards.   To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.
(c)   Vesting Conditions.   Each Award of Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Unit Award Agreement. A Restricted Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, retirement, or other events.
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(d)   Voting and Dividend Rights.   The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right, if awarded, entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents may also be converted into additional Restricted Stock Units at the Committee’s discretion. Dividend equivalents shall not be distributed prior to settlement of the Restricted Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they attach. The value of dividend equivalents payable or distributable with respect to any unvested Restricted Stock Units that do not vest shall be forfeited.
(e)   Form and Time of Settlement of Restricted Stock Units.   Settlement of vested Restricted Stock Units may be made in the form of  (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Restricted Stock Unit Award Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments. A Restricted Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 13.
(f)   Death of Participant.   Any Restricted Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. Each recipient of a Restricted Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Restricted Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.
(g)   Creditors’ Rights.   A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Award Agreement.
SECTION 11.   CASH-BASED AWARDS
The Committee may, in its sole discretion, grant Cash-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula, or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in Shares, as the Committee determines.
SECTION 12.   STOCK PURCHASE RIGHTS
The Committee may, in its sole discretion, grant Stock Purchase Rights under the Plan to any Participant that is an Employee in such number or amount and upon such terms, and subject to such conditions, as set forth in the ESPP Addendum. To the extent any term of the ESPP Addendum conflicts with this Plan, the terms of the ESPP Addendum shall control; provided, however, notwithstanding the foregoing, the issuance of Stock Purchase Rights pursuant to the ESPP Addendum and the purchase of Shares thereunder shall be subject to the terms, conditions and limitations set forth in Section 5 of the Plan, including but not limited to the maximum number of Shares that may be issued pursuant to the ESPP Addendum. The ESPP Addendum is intended to comply with the requirements of Section 423 of the Code to the maximum extent permitted by law as further set forth in the ESPP Addendum. The Committee may adopt such additional documents referenced in the ESPP Addendum, and may adopt such rules and conditions related to the ESPP Addendum, as the Committee deems necessary and advisable to administer the ESPP Addendum in accordance with its terms. The Committee may further take such actions and adopt such documents with respect to the ESPP Addendum as required for the ESPP Addendum to satisfy the requirements of Section 423 of the Code to the extent
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required by appliable law and as set forth in the ESPP Addendum. Payment with respect to a Stock Purchase Right shall be made in accordance with the terms of the ESPP Addendum and any other documents governing such Stock Purchase Rights adopted by the Committee. Shares issued under the ESPP Addendum shall reduce the number of Shares available under Section 5.
SECTION 13.   ADJUSTMENT OF SHARES.
(a)   Adjustments.   In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
(i)
The class(es) and number of securities available for future Awards and the limitations set forth under Section 5;

(ii)
The class(es) and number of securities covered by each outstanding Award;

(iii)
The Exercise Price under each outstanding Option and SAR; and

(iv)
Stock Purchase Rights to the extent set forth in the ESPP Addendum.

The Committee will make such adjustments, and its determination will be final, binding and conclusive.
(b)   Dissolution or Liquidation.   To the extent not previously exercised or settled, Options, SARs, and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company and Stock Purchase Rights shall be subject to such treatment as set forth in the ESPP Addendum.
(c)   Merger or Reorganization.   In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A, such agreement may provide for one or more of the following with respect to Awards other than Stock Purchase Rights, without limitation:
(i)
The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)
The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)
The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)
Immediate vesting, exercisability, or settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction;

(v)
Cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the merger or reorganization, in exchange for such cash or equity consideration (including no consideration) as the Committee, in its sole discretion, may consider appropriate; or

(vi)
Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), provided that any such amount may be delayed to the same extent that payment of consideration to the holders of Stock in connection with the merger or reorganization is delayed as a result of escrows, earnouts, holdbacks or other contingencies;

in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to Section 409A will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A. In addition, in the event that the Company is a party to a merger or other reorganization, outstanding Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.
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(d)   Change in Control. In addition to (and without limiting) the actions that may be taken under Section 12(c), in the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not continue, assume or settle (subject to vesting) outstanding Awards (other than Stock Purchase Rights), or substitute similar stock awards for outstanding Awards (other than Stock Purchase Rights), then with respect to any such Awards that have not been continued, assumed, settled or substituted, the Committee may determine, at the time of granting an Award or thereafter, that the vesting (and exercisability, if applicable) of any such Awards (or portion thereof) will be accelerated in full (and with respect to any such Awards subject to performance-based vesting, that vesting shall be deemed satisfied at the target level or based on actual performance measured in accordance with the applicable performance goals as of the date of the Change in Control, or the greater thereof) to a date prior to the effective time of the Change in Control (contingent upon the closing or completion of the Change in Control) as the Committee will determine (or, if the Committee does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and any reacquisition or repurchase rights held by the Company with respect to such vested Awards will lapse (contingent upon the closing or completion of the Change in Control). In addition, the Committee may determine, at the time of granting an Award (other than Stock Purchase Rights) or thereafter, that such Award shall become exercisable or vested as to all or part of the Shares subject to such Award in the event that a Change in Control occurs with respect to the Company. The Committee will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Notwithstanding the foregoing, upon a Change in Control Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
(e)   Reservation of Rights.   Except as provided in this Section 13, a Participant shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of stock of any class. Any issue by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price (or purchase price with respect to any Stock Purchase Right) of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price (or purchase price with respect to any Stock Purchase Right) of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to the occurrence of such event. Notwithstanding the foregoing, Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
SECTION 14.   DEFERRAL OF AWARDS.
(a)   Committee Powers.   Subject to compliance with Section 409A, the Committee (in its sole discretion) may permit or require a Participant to:
(i)
Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Restricted Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(ii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Restricted Stock Units; or

(iii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Restricted Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books.

Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
(b)   General Rules.   A deferred compensation account established under this Section 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures, and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 14.
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SECTION 15.   AWARDS UNDER OTHER PLANS.
The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 16.   PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
(a)   Effective Date.   No provision of this Section 16 shall be effective unless and until the Board has determined to implement such provision.
(b)   Elections to Receive NSOs, SARs, Restricted Shares, or Restricted Stock Units.   An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares, Restricted Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares, and Restricted Stock Units shall be issued under the Plan. An election under this Section 16 shall be filed with the Company on the prescribed form.
(c)   Number and Terms of NSOs, SARs, Restricted Shares or Restricted Stock Units.   The number of NSOs, SARs, Restricted Shares, or Restricted Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares, or Restricted Stock Units shall also be determined by the Board.
SECTION 17.   LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the United States Securities Act, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 18.   TAXES.
(a)   Withholding Taxes.   To the extent required by applicable federal, state, local, or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)   Share Withholding.   The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum legally required tax withholding.
(c)   Section 409A.   Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of  (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties, and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 19.   TRANSFERABILITY.
Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated,
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or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer, or encumbrance in violation of this Section 19 shall be void and unenforceable against the Company.
SECTION 20.   PERFORMANCE BASED AWARDS.
The number of Shares or other benefits granted, issued, retained, and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.
SECTION 21.   FORFEITURE, CANCELLATION OR RECOUPMENT OF AWARDS.
The Committee shall have the authority, to the extent permitted by applicable law, to specify in an Award Agreement, exercise notice or share purchase agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, in each case to the extent permitted by applicable law, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, a Participant’s noncompliance with applicable restrictive covenants and conditions, and any other events set forth in a clawback, recoupment or similar policy adopted by the Company. Notwithstanding the foregoing, Stock Purchase Rights shall be subject to the terms of the ESPP Addendum.
In the event that the Company is required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, the Committee shall have the authority, to the extent permitted by applicable law, to require reimbursement or forfeiture to the Company of the amount of bonus or incentive compensation (whether cash-based or equity-based) such executive officer received during the three fiscal years preceding the year the restatement is determined to be required, to the extent that such bonus or incentive compensation exceeds what the officer would have received based on an applicable restated performance measure or target. The Company will recoup incentive-based compensation from executive officers to the extent required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules, regulations and listing standards that may be issued under that act. Any right of recoupment under this provision will be in addition to, and not in lieu of, any other rights of recoupment that may be available to the Company. No recovery of compensation under any clawback policy or this Section 21 will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or Affiliates.
SECTION 22.   NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee, Outside Director or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 23.   DURATION AND AMENDMENTS.
(a)   Term of the Plan.   The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth (10th) anniversary of the earlier of  (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. The grant of Stock Purchase Rights shall be subject to such further restrictions as set forth in the ESPP Addendum.
(b)   Right to Amend the Plan.   Subject to Section 5(e), the Board may amend the Plan or the ESPP Addendum at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan (and the ESPP Addendum) shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
(c)   Effect of Termination.   No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.
SECTION 24.   AWARDS TO NON-U.S. PARTICIPANTS.
Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or
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providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy, or custom. The Committee also may impose conditions on the exercise, vesting, or settlement of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
SECTION 25.   GOVERNING LAW.
The Plan, the ESPP Addendum and each Award Agreement shall be governed by the laws of the state of Delaware, without application of the conflicts of law principles thereof.
SECTION 26.   SUCCESSORS AND ASSIGNS.
The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 13(c).
SECTION 27.   EXECUTION.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.
LUCID GROUP, INC.
By:

Name : Jonathan Butler
Title: Senior Vice President, General Counsel
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Exhibit A
ESPP Addendum
(see attached)
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ADDENDUM TO
LUCID GROUP, INC. 2021 STOCK INCENTIVE PLAN
2021 EMPLOYEE STOCK PURCHASE PLAN
(Adopted by the Board of Directors on February 22, 2021)
(Approved by the Stockholders on July 22, 2021)
(Effective on July 23, 2021)
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LUCID GROUP, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN
SECTION 1   Purpose of the Plan.
This Plan is an addendum to and subject to the terms of the 2021 Stock Incentive Plan of Lucid Group, Inc., as amended from time to time (the “2021 SIP”). The Plan was adopted by the Board on February 22, 2021 and is effective on the Effective Date. The purpose of the Plan is to provide a broad-based employee benefit to attract the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code.
SECTION 2   Definitions.
Capitalized terms used but not defined in this Plan shall have the meaning set forth in the 2021 SIP. In addition, the following terms used in this Plan have the following meanings.
(a)   “Committee” means the Compensation Committee of the Board or such other committee, comprised exclusively of one or more directors of the Company, as may be appointed by the Board from time to time to administer the Plan.
(b)   “Compensation” means, unless provided otherwise by the Committee in the terms and conditions of an Offering, base salary and wages paid in cash to a Participant by a Participating Company, without reduction for any pre-tax contributions made by the Participant under Sections 401(k) or 125 of the Code. “Compensation” shall, unless provided otherwise by the Committee in the terms and conditions of an Offering, exclude variable compensation (including commissions, bonuses, incentive compensation, overtime pay and shift premiums), all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options or other equity awards, and similar items. The Committee shall determine whether a particular item is included in Compensation.
(c)   “Corporate Reorganization” means:
(i)   the consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or
(ii)   the sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.
(d)   “Effective Date” means the effective date of this Plan, which is the date of the closing of the transactions contemplated by the Agreement and Plan of Merger by and among Churchill Capital Corp IV, a Delaware corporation (the “SPAC”), a new wholly-owned subsidiary of the SPAC and the Company, dated as of February 22, 2021, provided that this Plan is approved by the Company’s stockholders on or prior to such closing date..
(e)   “Eligible Employee” means any employee of a Participating Company whose customary employment is for more than five (5) months per calendar year and for more than twenty (20) hours per week.
The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her.
(f)   “Fair Market Value” means the fair market value of a share of Stock, determined as follows:
(i)   if Stock was traded on any established national securities exchange including the New York Stock Exchange or The Nasdaq Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price as quoted on such exchange (or the exchange with the greatest volume of trading in the Stock) on such date as reported in the Wall Street Journal or such other source as the Committee deems reliable; or
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(ii)   if the foregoing provision is not applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.
For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the closing sale price for the immediately preceding Trading Day. Determination of the Fair Market Value pursuant to the foregoing provisions shall be conclusive and binding on all persons.
(g)   “Offering” means the grant of options to purchase shares of Stock under the Plan to Eligible Employees.
(h)   “Offering Date” means the first day of an Offering.
(i)   “Offering Period” means a period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a).
(j)   “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(b).
(k)   “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.
(l)   “Plan” means this Lucid Group Inc. 2021 Employee Stock Purchase Plan, as it may be amended from time to time.
(m)   “Plan Account” means the account established for each Participant pursuant to Section 8(a).
(n)   “Purchase Date” means one or more dates during an Offering on which shares of Stock may be purchased pursuant to the terms of the Offering.
(o)   “Purchase Period” means one or more successive periods during an Offering, beginning on the Offering Date or on the day after a Purchase Date, and ending on the next succeeding Purchase Date.
(p)   “Purchase Price” means the price at which Participants may purchase shares of Stock under the Plan, as determined pursuant to Section 8(b).
(q)   “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(r)   “Trading Day” means a day on which the national stock exchange on which the Stock is traded is open for trading.
SECTION 3   Administration of the Plan.
(a)   Administrative Powers and Responsibilities.   The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Committee’s determinations under the Plan, unless otherwise determined by the Board, shall be final and binding on all persons. The Company shall pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan. Notwithstanding anything to the contrary in the Plan, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the Board shall have all of the authority and responsibility granted to the Committee herein.
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(b)   International Administration.   The Committee may establish sub-plans (which need not qualify under Section 423 of the Code) and initiate separate Offerings through such sub-plans for the purpose of  (i) facilitating participation in the Plan by non-U.S. employees in compliance with foreign laws and regulations without affecting the qualification of the remainder of the Plan under Section 423 of the Code or (ii) qualifying the Plan for preferred tax treatment under foreign tax laws (which sub-plans, at the Committee’s discretion, may provide for allocations of the authorized shares reserved for issue under the Plan as set forth in Section 14(a)). The rules, guidelines and forms of such sub-plans (or the Offerings thereunder) may take precedence over other provisions of the Plan, with the exception of Section 4(a)(i), Section 5(b), Section 8(b) and Section 14(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant options in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of options granted under the same Offering to employees resident in the United States, subject to compliance with Section 423 of the Code.
SECTION 4   Enrollment and Participation.
(a)   Offering Periods.   While the Plan is in effect, the Committee may from time to time grant options to purchase shares of Stock pursuant to the Plan to Eligible Employees during a specified Offering Period. Each such Offering shall be in such form and shall contain such terms and conditions as the Committee shall determine, subject to compliance with the terms and conditions of the Plan (which may be incorporated by reference) and the requirements of Section 423 of the Code, including the requirement that all Eligible Employees have the same rights and privileges. The Committee shall specify prior to the commencement of each Offering (i) the period during which the Offering shall be effective, which may not exceed twenty-seven (27) months from the Offering Date and may include one or more successive Purchase Periods within the Offering, (ii) the Purchase Dates and Purchase Price for shares of Stock which may be purchased pursuant to the Offering, and (iii) if applicable, any limits on the number of shares purchasable by a Participant, or by all Participants in the aggregate, during any Offering Period or, if applicable, Purchase Period, in each case consistent with the limitations of the Plan. The Committee shall have the discretion to provide for the automatic termination of an Offering following any Purchase Date on which the Fair Market Value of a share of Stock is equal to or less than the Fair Market Value of a share of Stock on the Offering Date, and for the Participants in the terminated Offering to be automatically re-enrolled in a new Offering that commences immediately after such Purchase Date. The terms and conditions of each Offering need not be identical, and shall be deemed incorporated by reference and made a part of the Plan.
(b)   Enrollment.   Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed and communicated for this purpose from time to time by the Company to Eligible Employees.
(c)   Duration of Participation.   Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Section 6(a). A Participant who withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.
SECTION 5   Employee Contributions.
(a)   Frequency of Payroll Deductions.   A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that to the extent provided in the terms and conditions of an Offering, a Participant may also make contributions through payment by cash or check prior to one or more Purchase Dates during the Offering. Payroll deductions, subject to the provisions of Subsection (b) below or as otherwise provided under the terms and conditions of an Offering, shall occur on each payday during participation in the Plan.
(b)   Amount of Payroll Deductions.   An Eligible Employee shall designate during the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than one percent (1%) nor more than fifteen percent (15%) (or such lower rate of Compensation specified as the limit in the terms and conditions of the applicable Offering).
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(c)   Changing Withholding Rate.   Unless otherwise provided under the terms and conditions of an Offering, a Participant may not increase the rate of payroll withholding during the Offering Period, but may discontinue or decrease the rate of payroll withholding during the Offering Period to a whole percentage of his or her Compensation in accordance with such procedures and subject to such limitations as the Company may establish for all Participants. A Participant may also increase or decrease the rate of payroll withholding effective for a new Offering Period by submitting an authorization to change the payroll deduction rate pursuant to the process prescribed by the Company from time to time. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation consistent with Subsection (b) above.
(d)   Discontinuing Payroll Deductions.   If a Participant wishes to discontinue employee contributions entirely, he or she may do so by withdrawing from the Plan pursuant to Section 6(a). In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).
SECTION 6   Withdrawal from the Plan.
(a)   Withdrawal.   A Participant may elect to withdraw from the Plan by giving notice pursuant to the process prescribed and communicated by the Company from time to time. Such withdrawal may be elected at any time before the last day of an Offering Period, except as otherwise provided in the Offering. In addition, if payment by cash or check is permitted under the terms and conditions of an Offering, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.
(b)   Re-enrollment After Withdrawal.   A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(b). Re-enrollment may be effective only at the commencement of an Offering Period.
SECTION 7   Change in Employment Status.
(a)   Termination of Employment.   Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.
(b)   Leave of Absence.   For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate three (3) months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.
(c)   Death.   In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to the Participant’s estate.
SECTION 8   Plan Accounts and Purchase of Shares.
(a)   Plan Accounts.   The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.
(b)   Purchase Price.   The Purchase Price for each share of Stock purchased during an Offering Period shall be the lesser of:
(i)   eighty-five percent (85%) of the Fair Market Value of such share on the Purchase Date; or
(ii)   eighty-five percent (85%) of the Fair Market Value of such share on the Offering Date.
The Committee may specify for an alternate Purchase Price amount or formula in the terms and conditions of an Offering, but in no event may such amount or formula result in a Purchase Price less than that calculated pursuant to the immediately preceding formula.
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(c)   Number of Shares Purchased.   As of each Purchase Date, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. Unless provided otherwise by the Committee prior to commencement of an Offering, the maximum number of shares of Stock which may be purchased by an individual Participant during such Offering is 25,000 shares. The foregoing notwithstanding, no Participant shall purchase more than such number of shares of Stock as may be determined by the Committee with respect to the Offering Period, or Purchase Period, if applicable, nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). For each Offering Period and, if applicable, Purchase Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by all Participants in the aggregate.
(d)   Available Shares Insufficient.   In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), or which may be purchased pursuant to any additional aggregate limits imposed by the Committee, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.
(e)   Issuance of Stock.   Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the applicable Purchase Date, except that the Company may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Company. Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.
(f)   Unused Cash Balances.   An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period or refunded to the Participant in cash at the end of the Offering Period, without interest, if his or her participation is not continued. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) or (d) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.
(g)   Stockholder Approval.   The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the date the Plan is adopted by the Board. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the stockholders have approved the adoption of the Plan.
SECTION 9   Limitations on Stock Ownership.
(a)   Five Percent Limit.   Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:
(i)   Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;
(ii)   Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and
(iii)   Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under the Plan under the individual limit specified pursuant to Section 8(c) with respect to each Offering Period.
(b)   Dollar Limit.   Any other provision of the Plan notwithstanding, no Participant shall accrue the right to purchase Stock at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such Stock per calendar year (under the Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company), determined in accordance with the provisions of Section 423(b)(8) of the Code and applicable Treasury Regulations promulgated thereunder.
For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded.
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If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).
SECTION 10   Rights Not Transferable.
The rights of any Participant under the Plan, or any Participant’s interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).
SECTION 11   No Rights as An Employee.
Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.
SECTION 12   No Rights as A Stockholder.
A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the applicable Purchase Date.
SECTION 13   Securities Law Requirements.
Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.
SECTION 14   Stock Offered Under the Plan.
(a)   Authorized Shares.   Unless otherwise determined by the Committee, the maximum aggregate number of Shares available for purchase under the Plan during any calendar year is two and a half million (2,500,000) Shares; provided, however, that the maximum aggregate number of Shares available for purchase under the Plan shall not exceed the limit set forth in Section 5 of the 2021 SIP. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14(b).
(b)   Antidilution Adjustments.   The aggregate number of shares of Stock offered under the Plan, the individual and aggregate Participant share limitations described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee in the event of any change in the number of issued shares of Stock (or issuance of shares other than Common Shares) by reason of any forward or reverse share split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property).
(c)   Reorganizations.   Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization in which the Plan is not assumed by the surviving corporation or its parent corporation pursuant to the applicable plan of merger or consolidation, the Offering Period then in progress shall terminate immediately prior to the effective time of such Corporate Reorganization and either shares shall be purchased pursuant to Section 8 or, if so determined by the Board or Committee, all amounts in all Participant Accounts shall be refunded pursuant to Section 15 without any purchase of shares. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.
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SECTION 15   Amendment or Discontinuance.
The Board or Committee shall have the right to amend, suspend or terminate the Plan at any time and without notice. Upon any such amendment, suspension or termination of the Plan during an Offering Period, the Board or Committee may in its discretion determine that the applicable Offering shall immediately terminate and that all amounts in the Participant Accounts shall be carried forward into a payroll deduction account for each Participant under a successor plan, if any, or promptly refunded to each Participant. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The Plan shall continue until the earlier to occur of  (a) termination of the Plan pursuant to this Section 15 or (b) issuance of all of the shares of Stock reserved for issuance under the Plan.
SECTION 16   Execution.
To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.
LUCID GROUP, INC.
By:
/s/ Jonathan Butler

Name:  Jonathan Butler
Title:    General Counsel and Secretary
Date:   August 3, 2021
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Annex B
THIRD ~~SECOND~~ AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
LUCID GROUP, INC.
~~CHURCHILL CAPITAL CORP IV~~
* * * * *
Lucid Group, Inc., a Delaware corporation, hereby certifies as follows:
1.
The ~~present~~ name of the corporation is ~~Churchill Capital Corp IV~~ Lucid Group, Inc. (the “Corporation”). The Corporation was originally incorporated in Delaware under the name “Annetta Acquisition Corp” by the filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware on April 30, 2020. ~~The Certificate of Incorporation has previously been amended and restated on July 30, 2020.~~

2.
This ~~Second~~ Third Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), which restates and integrates and also further amends the provisions of the Corporation’s Second Amended and Restated Certificate of Incorporation, ~~as amended and restated,~~ was duly adopted by the Corporation’s Board of Directors (the “Board of Directors”) and by the stockholders in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware ~~and by the written consent of its stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware~~.

~~The Certificate of Incorporation is being amended and restated in connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 22 2021, by and among the Corporation, Air Merger Sub, Inc., and Atieva, Inc. (as amended, modified, supplemented or waived from time to time, the “Merger Agreement”). As part of the transactions contemplated by the Merger Agreement, all 51,750,000 shares of the Class B Common Stock of the Corporation were converted on a 1-for-1 basis into 51,750,000 shares of Class A Common Stock of the Corporation such that, at the effectiveness of this Certificate of Incorporation, only Class A Common Stock remains outstanding. All Class A Common Stock issued and outstanding prior to the effectiveness of this Certificate of Incorporation and all Class A Common Stock issued as part of the Merger Agreement and the Subscription Agreements contemplated by the Merger Agreement shall be Common Stock for all purposes of this Certificate of Incorporation.~~
3.
The text of the Certificate of Incorporation as amended and restated shall read in full as follows:

ARTICLE I.
NAME
The name of the corporation is Lucid Group, Inc.
ARTICLE II.
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE III.
PURPOSE AND POWERS
The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”).
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ARTICLE IV.
CAPITAL STOCK
(A)   Authorized Shares
1.   Classes of Stock.   The total number of shares of stock that the Corporation shall have authority to issue is 15,010,000,000, consisting of 15,000,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).
2.   Preferred Stock.   The Board of Directors is hereby empowered, without any action or vote by the Corporation’s stockholders (except as may otherwise be provided by the terms of any class or series of Preferred Stock then outstanding), to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the DGCL.
(B)   Voting Rights
Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) or pursuant to the DGCL.
ARTICLE V.
BYLAWS
The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”).
The stockholders may adopt, amend or repeal the Bylaws only with the affirmative vote of the holders of a majority of the voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.
ARTICLE VI.
BOARD OF DIRECTORS
(A)   Power of the Board of Directors.   The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors.
(B)   Number of Directors.   The number of directors which shall constitute the Board of Directors shall, as of the date this Certificate of Incorporation becomes effective, be nine and, thereafter, shall be fixed exclusively by one or more resolutions adopted from time to time solely by the affirmative vote of a majority of the Board of Directors.
(C)   Election of Directors.
(1)   Each director shall be elected annually by the stockholders and shall serve for a term ending on the date of the annual meeting of stockholders next following the annual meeting at which such director was elected. Notwithstanding the foregoing, each director shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. In no event will a decrease in the number of directors shorten the term of any incumbent director.
(2)   There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot unless the Bylaws so provide.
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(D)   Vacancies.   Vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors shall, except as otherwise required by law, be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director, and each director so elected shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation, or removal.
(E)   Removal.   ~~No~~ Any director may be removed from office by the stockholders ~~except for~~, with or without cause ~~with~~, by the affirmative vote of the holders of ~~not less than two-thirds (66 2/3%)~~ a majority of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.
ARTICLE VII.
MEETINGS OF STOCKHOLDERS
(A)   Annual Meetings.   An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at such place, on such date, and at such time as the Board of Directors shall determine.
(B)   Special Meetings.   Special meetings of the stockholders may be called only by the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors.
(C)   Action by Written Consent.   Subject to the rights of the holders of any class or series of Preferred Stock then outstanding, as may be set forth in the resolution or resolutions adopted by the Board of Directors pursuant to Article IV(A) hereto for such class or series of Preferred Stock, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken either (i) upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with the DGCL, as amended from time to time, and this Article VII or (ii) until such date as Ayar and its Permitted Transferees (each as defined in that certain Investor Rights Agreement, dated as of February 22, 2021, by and among the Corporation, Ayar Third Investment Company, Churchill Sponsor IV LLC and the other Parties party thereto from time to time (the “Investor Rights Agreement”)) beneficially own, in the aggregate, less than fifty percent (50%) in voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class (such date, the “Ayar Threshold Date”), by written consent of stockholders without a meeting. For the purposes of this Certificate of Incorporation, beneficial ownership shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.
ARTICLE VIII.
INDEMNIFICATION
(A)   Limited Liability.   A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.
(B)   Right to Indemnification.
(1)   Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL. The right to indemnification conferred in this Article VIII shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the DGCL. The right to indemnification conferred in this Article VIII shall be a contract right.
(2)   The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the DGCL.
(C)   Insurance.   The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability
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or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.
(D)   Nonexclusivity of Rights.   The rights and authority conferred in this Article VIII shall not be exclusive of any other right that any person may otherwise have or hereafter acquire.
(E)   Preservation of Rights.   Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws, nor, to the fullest extent permitted by the DGCL, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).
ARTICLE IX.
AMENDMENTS
The Corporation reserves the right to amend this Amended and Restated Certificate of Incorporation in any manner permitted by the DGCL and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation.
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Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Please detach here

The Board of Directors Recommends a Vote FOR all Nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. Election of directors:

01 Turqi Alnowaiser
02 Glenn R. August
03 Andrew Liveris
04 Sherif Marakby
05 Nichelle Maynard-Elliott
06 Chabi Nouri
07 Peter Rawlinson
08 Ori Winitzer
09 Janet S. Wong

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

Address Change? Mark box, sign, and indicate changes below: ☐

Date ____________________

Signature(s) in Box

Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.INTERNET/MOBILE –www.proxypush.com/LCIDUse the Internet to vote your proxy until 11:59 p.m. Eastern Time on April 23, 2023PHONE – 1-866-883-3382Use a touch-tone telephone to vote your proxy until 11:59 p.m. Eastern Time on April 23, 2023. MAIL – Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided by April 23, 2023.Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)2.To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 20233.To approve, on an advisory basis, the compensation for our named executive officers as disclosed in our Proxy Statement4.To approve the amendment of the Lucid Group, Inc. Amended and Restated 2021 Stock Incentive PlanForAgainstAbstain5.To approve the amendment and restatement of the Company’s current certificate of incorporationForAgainstAbstainTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.Address Change? Mark box, sign, and indicate changes below:Date Signature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If jointly owned, each joint owner should sign. Trustees, administrators, or other fiduciaries, should include title and authority. Corporations or partnerships should provide full name of corporation or partnership and title of authorized officer signing the Proxy.

LUCID GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 24, 2023
9:00 a.m. Pacific Time

Virtual Annual Meeting

LUCID

Lucid Group, Inc.
7373 Gateway Blvd.
Newark, CA 94560

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Lucid Group, Inc. on April 24, 2023.

By signing the proxy, you revoke all prior proxies and appoint Sherry House and Jonathan Butler, or either of them, each with full power of substitution and revocation and authorize them to vote all of the shares of common stock of Lucid Group, Inc. which you are entitled to vote at the Annual Meeting of Stockholders on the matters shown on the reverse side and any other matters that may properly come before the Annual Meeting of Stockholders and all adjournments or postponement thereof.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR all Nominees in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

See reverse for voting instructions.